THE AB PORTFOLIOS:

AB Wealth Appreciation Strategy (Class A – AWAAX; Class C – AWACX; Class R – AWARX; Class K – AWAKX; Advisor Class – AWAYX)	AB Tax-Managed Wealth Appreciation Strategy (Class A – ATWAX; Class C – ATWCX; Advisor Class – ATWYX)

AB All Market Total Return Portfolio (Class A – ABWAX; Class C – ABWCX; Class R – ABWRX; Class K – ABWKX; Class I – ABWIX; Advisor Class – ABWYX)	AB Tax-Managed All Market Income Portfolio (Class A – AGIAX; Class C – AGICX; Advisor Class – AGIYX)

AB Sustainable Thematic Balanced Portfolio (Class A – ABPAX; Class C – ABPCX; Class R – APPRX; Class K – APWKX; Class I – APWIX; Advisor Class – ABPYX; Class Z – ABPZX)

(collectively, the “Funds”)

℅ AllianceBernstein Investor Services, Inc.

P.O. Box 786003, San Antonio, Texas 78278-6003

Toll Free (800) 221-5672

For Literature: Toll Free (800) 227-4618

STATEMENT OF ADDITIONAL INFORMATION

December 1, 2021, as amended November 9, 2022

This Statement of Additional Information (“SAI”) is not a prospectus, but supplements and should be read in conjunction with, the Funds’ current prospectus, dated December 1, 2021, that offers Class A, Class C, Advisor Class, Class R and Class K shares of the AB Wealth Appreciation Strategy (“Wealth Appreciation Strategy”), Class A, Class C, Advisor Class, Class R, Class K and Class I shares of the AB All Market Total Return Portfolio (“All Market Total Return Portfolio”), Class A, Class C, Advisor Class, Class R, Class K and Class I, and Class Z shares which will be offered on or about December 15, 2021, of the AB Sustainable Thematic Balanced Portfolio (“Sustainable Thematic Balanced Portfolio”), and Class A, Class C and Advisor Class shares of the AB Tax-Managed Wealth Appreciation Strategy (“Tax-Managed Wealth Appreciation Strategy”) and the AB Tax-Managed All Market Income Portfolio (“Tax-Managed All Market Income Portfolio”) (each a “Fund” and together, the “Funds”) (the “Prospectus”). Financial statements for the Funds for the fiscal year ended August 31, 2021 are included in the Funds’ annual reports and are incorporated into this SAI by reference. Copies of the Prospectus and annual reports may be obtained by contacting AllianceBernstein Investor Services, Inc. (“ABIS”) at the address or the “For Literature” telephone number shown above or on the Internet at www.abfunds.com.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

DESCRIPTION OF THE FUNDS

Introduction to the Funds

The AB Portfolios (the “Trust”) is comprised of the five Funds and the AB Growth Fund. The AB Growth Fund is offered through a separate prospectus and statement of additional information. The Trust is a diversified, open-end investment company.

Except as otherwise noted, the investment objective and policies of the Funds are not “fundamental policies” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), and may, therefore, be changed by the Board of Trustees (the “Board” or the “Trustees”) without shareholder approval. However, the Funds will not change their investment objectives without at least 60 days’ prior written notice to shareholders. There is no guarantee that the Funds will achieve their respective investment objectives. Whenever any investment policy or restriction states a percentage of a Fund’s assets that may be invested in any security or other asset, it is intended that such percentage limitation be determined immediately after and as a result of a Fund’s acquisition of such securities or other assets. Accordingly, except with respect to borrowing, any later increase or decrease in percentage beyond the specified limitations resulting from a change in value or net asset value (“NAV”) will not be considered a violation of such percentage limitation.

Additional Investment Policies and Practices

The following information about the Funds’ investment policies and practices supplements the information set forth in the Prospectus.

Convertible Securities

Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into shares of the underlying common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. As with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investors to benefit from increases in the market price of the underlying common stock.

When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer’s capital structure. They are consequently of higher quality and entail less risk than the issuer’s common stock, although the extent to which such risk is reduced

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depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Depositary Receipts

A Fund may invest in depositary receipts. American Depositary Receipts (“ADRs”) are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or non-U.S. company. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent. In addition, the issuers of the securities of unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets; EDRs, in bearer form, are designed for use in European securities markets; and GDRs, in bearer form, are designed for use in two or more securities markets, such as Europe and Asia.

Derivatives

A Fund may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depend on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities (physical and intangible), interest rates, currency exchange rates, bond indices and stock indices.

There are four principal types of derivatives—options, futures contracts, forwards and swaps. These principal types of derivative instruments, as well as the ways they may be used by a Fund, are described below. Derivatives include listed and cleared transactions where the Fund’s derivative trade counterparty is an exchange or clearinghouse, and non-cleared bilateral “over-the-counter” (“OTC”) transactions that are privately negotiated and where the Fund’s derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be subject to less counterparty credit risk than those that are bilateral and privately negotiated. A Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

Forward Contracts. A forward contract, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement for one party to buy, and the other party to sell, a specific quantity of an underlying security, currency, commodity or other asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the security, commodity or other asset underlying the forward contract to an agreed-upon location at a future date (rather than settled by cash) or is rolled forward into a new forward contract. Non-deliverable forwards (“NDFs”) specify a cash payment upon maturity.

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific

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price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or canceled through the acquisition of equal but opposite positions, which is the primary method by which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

Options. An option, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call”) or sell (a “put”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

Swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the “notional” principal amount). Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Generally, the notional principal amount is used solely to calculate the payment streams but is not exchanged. Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing and are required to be executed through a regulated swap execution facility. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Funds post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is intended to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. The Securities and Exchange Commission (“SEC”) may adopt similar clearing and execution requirements in respect of certain security-based swaps under its jurisdiction. Privately negotiated swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third-party, nor are these required to be executed on a regulated swap execution facility.

Risks of Derivatives and Other Regulatory Issues. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

—Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Funds’ interest.

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—Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Funds’ investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

—Credit Risk. This is the risk that a loss may be sustained by the Funds as a result of the failure of another party to a derivative (usually referred to as a “counterparty”) to comply with the terms of the derivative contract. The credit risk for derivatives traded on an exchange or through a clearinghouse is generally less than for uncleared OTC derivatives, since the performance of the exchange or clearinghouse, which is the issuer or counterparty to each derivative, is supported by all the members of such exchange or clearinghouse. The performance of an exchange or clearinghouse is further supported by a daily payment system (i.e., margin requirements) operated by the exchange or clearinghouse in order to reduce overall credit risk. There is no similar intermediary support for uncleared OTC derivatives. Therefore, a Fund will effect transactions in uncleared OTC derivatives only with investment dealers and other financial institutions (such as commercial banks) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

—Counterparty Risk. The value of an OTC derivative will depend on the ability and willingness of a Fund’s counterparty to perform its obligations under the transaction. If the counterparty defaults, a Fund will have contractual remedies but may choose not to enforce them to avoid the cost and unpredictability of legal proceedings. In addition, if a counterparty fails to meet its contractual obligations, a Fund could miss investment opportunities or otherwise be required to retain investments it would prefer to sell, resulting in losses for the Fund. Participants in OTC derivatives markets generally are not subject to the same level of credit evaluation and regulatory oversight as are exchanges or clearinghouses. As a result, OTC derivatives generally expose a Fund to greater counterparty risk than derivatives traded on an exchange or through a clearinghouse.

Recent regulations affecting derivatives transactions now require certain standardized derivatives, including many types of swaps, to be subject to mandatory central clearing. Under these requirements, a central clearing organization is substituted as the counterparty to each side of the derivatives transaction. Each party to derivatives transactions is required to maintain its positions with a clearing organization through one or more clearing brokers. Central clearing is intended to reduce, but not eliminate, counterparty risk. A Fund is subject to the risk that its clearing member or clearing organization will itself be unable to perform its obligations. A Fund may also face the indirect risk of the failure of another clearing member customer to meet its obligations to the clearing member, causing a default by the clearing member on its obligations to the clearinghouse.

—Illiquid Investments Risk. Illiquid investments risk exists when a particular instrument is difficult to purchase, sell or otherwise liquidate. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately

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negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

—Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

—Regulatory Risk. Various U.S. Government entities, including the Commodity Futures Trading Commission (“CFTC”) and the SEC, are in the process of adopting and implementing additional regulations governing derivatives markets required by, among other things, the Dodd-Frank Act, including clearing as discussed above, margin, reporting and registration requirements. In addition, the SEC has adopted Rule 18f-4, which governs the use of derivatives and certain other forms of leverage by registered investment companies. The compliance date for Rule 18f-4 is August 19, 2022. Rule 18f-4 imposes limits based on value-at-risk, or “VaR,” on the amount of derivatives and certain other forms of leverage into which a fund can enter, removes the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds that utilize derivatives and other forms of leverage covered by Rule 18f-4 to a significant extent could be required to modify their use of derivatives and leverage to conform to the requirements of the Rule, which could affect the NAV and returns of those Funds. In addition, Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of futures, options and swaps markets in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, new or more stringent daily price fluctuation limits, and increased margin requirements for various types of futures. These regulations and actions may adversely affect a Fund’s ability to execute its investment strategy.

The CFTC has also issued rules requiring certain OTC derivatives transactions that fall within its jurisdiction to be executed through a regulated securities, futures or swap exchange or execution facility. Such requirements may make it more difficult or costly for a Fund to enter into highly tailored or customized transactions. They may also render certain strategies in which a Fund may otherwise engage impossible or so costly that they will not be economical to implement. If a Fund decides to become a direct member of one or more swap exchange or execution facilities, it will be subject to all of the rules of the exchange or execution facility.

European regulation of the derivatives market is also relevant to the extent a Fund engages in derivatives transactions with a counterparty that is subject to the European Market Infrastructure Regulation (“EMIR”). EMIR introduced uniform requirements in respect of OTC derivative contracts by requiring certain “eligible” OTC derivatives contracts to be submitted for clearing to regulated central clearing counterparties and by mandating the reporting of certain details of OTC derivatives contracts to trade repositories. In addition, EMIR imposes risk mitigation requirements, including requiring appropriate procedures and arrangements to measure, monitor and mitigate operational and counterparty credit risk in respect of OTC

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derivatives contracts which are not subject to mandatory clearing. These risk mitigation requirements include the exchange, and potentially the segregation, of collateral by the parties, including by a Fund. While many of the obligations under EMIR have come into force, a number of other requirements have not yet come into force or are subject to phase-in periods, and certain key issues have not been resolved. It is therefore not yet fully clear how the OTC derivatives market will ultimately adapt to the new European regulatory regime for OTC derivatives.

—Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate with or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund’s use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund’s investment objective.

Other. A Fund may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the Commodity Exchange Act (“CEA”) and the rules adopted by the CFTC thereunder. Under CFTC rules, a registered investment company that conducts more than a certain amount of trading in futures contracts, commodity options, certain swaps and other commodity interests is a commodity pool and its adviser must register as a commodity pool operator (“CPO”). Under such rules, registered investment companies that are commodity pools are subject to additional recordkeeping, reporting and disclosure requirements. Wealth Appreciation Strategy, Sustainable Thematic Balanced Portfolio and Tax-Managed Wealth Appreciation Strategy have claimed an exclusion from the definition of CPO under CFTC Rule 4.5 under the CEA based on the extent of their derivatives use and are not currently subject to these recordkeeping, reporting and disclosure requirements under the CEA. This exclusion in Rule 4.5 is not available to All Market Total Return Portfolio or Tax-Managed All Market Income Portfolio, and AllianceBernstein L.P., the Funds’ adviser (the “Adviser”), is the registered CPO with respect to these Funds, which must comply with certain recordkeeping, reporting, and disclosure requirements but, under rules adopted by the CFTC, compliance with SEC disclosure and filing requirements, for the most part, constitutes compliance with comparable CFTC requirements.

Use of Options, Futures Contracts, Forwards and Swaps by the Funds

—Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed-upon price at a future date. A forward currency exchange contract may result in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

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Each Fund may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. Dollar and other currencies. The Funds may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with their transactions in foreign currency futures contracts. A Fund may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Fund may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

A Fund may use forward currency exchange contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. For example, a Fund may enter into a foreign currency exchange contract to purchase a currency if the Adviser expects the currency to increase in value. A Fund would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, a Fund may enter into a foreign currency exchange contract to sell a currency if the Adviser expects the currency to decrease in value. A Fund would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved.

—Options on Securities. A Fund may write and purchase call and put options on securities. In purchasing an option on securities, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, a Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

A Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the

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underlying security rises sufficiently, the option may expire worthless to the Fund and the Fund will suffer a loss on the transaction to the extent of the premium paid.

A Fund may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

A Fund may write a put or call option in return for a premium, which is retained by a Fund whether or not the option is exercised. A Fund may write covered options or uncovered options. A call option written by a Fund is “covered” if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than the exercise price of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than the exercise price of the put option it has written. Uncovered options or “naked options” are riskier than covered options. For example, if a Fund wrote a naked call option and the price of the underlying security increased, the Fund would have to purchase the underlying security for delivery to the call buyer and sustain a loss, which could be substantial, equal to the difference between the option price and the market price of the security.

A Fund may also, as an example, write combinations of put and call options on the same security, known as “straddles”, with the same exercise and expiration date. By writing a straddle, a Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Fund will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

A Fund may purchase or write options on securities of the types in which it is permitted to invest in privately-negotiated (i.e., OTC) transactions. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Fund to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.

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—Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

A Fund may write (sell) covered call and put options and purchase call and put options on securities indices. If a Fund purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Fund’s investments does not decline as anticipated, or if the value of the option does not increase, the Fund’s loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a Fund’s security holdings.

A Fund may also write put or call options on securities indices to, among other things, earn income. If the value of the chosen index declines below the exercise price of the put option, the Fund has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which it would be required to pay to the buyer of the put option and which may not be offset by the premium it received upon sale of the put option. Similarly, if the value of the index is higher than the exercise price of the call option, the Fund has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which may not be offset by the premium it received upon sale of the call option. If the value of the securities index is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

The purchase of call options on securities indices may be used by a Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Fund owns.

—Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Fund may use option strategies such as the concurrent purchase of a call or put option, including on individual securities, stock indices, futures contracts (including on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”) at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or for the put options the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike

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price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option or increases in the case of the put option, the Fund has the risk of losing the entire amount paid for the call or put options.

—Options on Foreign Currencies. A Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Funds may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Funds may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

A Fund may write options on foreign currencies for hedging purposes or to increase return. For example, where a Fund anticipates a decline in the dollar value of non-U.S. Dollar-denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Funds also may be required to forgo all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

In addition to using options for the hedging purposes described above, a Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. A Fund may use options on currency to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency are not held by a Fund and do not present attractive

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investment opportunities. For example, a Fund may purchase call options in anticipation of an increase in the market value of a currency. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transactions costs. Otherwise, a Fund would realize no gain or a loss on the purchase of the call option. Put options may be purchased by a Fund for the purpose of benefiting from a decline in the value of a currency that a Fund does not own. A Fund would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, a Fund would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see “Currency Transactions” below.

Special Risks Associated with Options on Currencies. An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a Fund will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

—Futures Contracts and Options on Futures Contracts. Futures contracts that a Fund may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities. A Fund may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund’s current or intended investments in fixed-income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund’s portfolio. However, since the futures market is generally more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Fund’s interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the NAV of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Fund’s cash reserves could then be used to buy long-term bonds on the cash market.

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A Fund may purchase and sell foreign currency futures contracts for hedging or risk management purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of non-U.S. Dollar-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of non-U.S. Dollar-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Fund’s loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

Conversely, the Funds could protect against a rise in the dollar cost of non-U.S. Dollar-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

A Fund may also engage in currency “cross hedging” when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Fund may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such “cross hedging” is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

A Fund may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, a Fund may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Fund and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures contracts are similar to those associated with options on foreign currencies, as described above. For additional information on the use of options on foreign currencies for non-hedging purposes, see “Currency Transactions” below.

Purchases or sales of stock or bond index futures contracts are used for hedging or risk management purposes to attempt to protect a Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant

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market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts may be closed out.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Funds will be traded on U.S. exchanges.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Fund’s portfolio. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Fund’s losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

A Fund may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such a decrease were to occur, it may be offset, in whole or in part, by a profit on the option. If the anticipated market decline were not to occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities that the Fund intends to purchase may be less expensive.

—Credit Default Swap Agreements. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. The Funds may be either the buyer or seller in the transaction. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, the Fund, as seller, typically must pay the contingent payment to the buyer. The contingent payment will be either (i) the “face amount” of the reference obligation in which case

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the Fund will receive the reference obligation in return, or (ii) an amount equal to the difference between the face amount and the current market value of the obligation. As a buyer, if a credit event occurs, the Fund would be the receiver of such contingent payments, either delivering the reference obligation in exchange for the full notional (face) value of a reference obligation that may have little or no value, or receiving a payment equal to the difference between the face amount and the current market value of the obligation.

The value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

If a Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk and credit risk, and may be illiquid.

—Currency Swaps. A Fund may enter into currency swaps for hedging purposes in an attempt to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. Currency swaps involve the exchange by a Fund with another party of a series of payments in specified currencies. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation and again upon termination of the transaction. Currency swaps may be bilateral and privately negotiated, with the Fund expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty thereto is rated in the highest short-term rating category of at least one nationally recognized statistical rating organization (“NRSRO”) at the time of entering into the transaction.

—Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if inflation increases.

—Swaps: Interest Rate Transactions. A Fund may enter into interest rate swap, swaption and cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities a Fund anticipates purchasing at a later date. Unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate

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transaction defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

Interest rate swaps involve the exchange by a Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments). Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments).

An option on a swap agreement, also called a “swaption”, is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. It may be more difficult for a Fund to trade or close out interest rate caps and floors in comparison to other types of swaps.

These transactions do not involve the delivery of securities or other underlying assets or principal. A Fund will enter into bilateral swap agreements, including interest rate swap, swaption, cap or floor transactions but excluding currency swaps, which are subject to separate counterparty requirements as addressed above, only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating. For cleared swaps, the Adviser will monitor the creditworthiness of each of the central clearing counterparty, clearing broker and executing broker but there will be no prescribed NRSRO rating requirements for these entities.

—Total Return Swaps. A Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment or make a payment to the counterparty. Total return swaps may reflect a leveraged investment and incorporate borrowing costs which are borne by the Fund. There is no guarantee that the Fund’s investment via total return swap will deliver returns in excess of the embedded borrowing costs and, accordingly, the Fund’s performance may be less than would be achieved by a direct investment in the underlying referenced asset.

—Variance and Correlation Swaps. A Fund may enter into variance or correlation swaps in an attempt to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the

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difference between the stated level of variance and the actual variance realized on an underlying asset or index. Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its “volatility”) over the length of the contract term. In other words, the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swaps are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying equity securities within a given equity index. “Correlation” as used here is defined as the weighted average of the correlations between the daily returns of each pair of securities within a given equity index. If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories.

Special Risks Associated with Swaps. Risks may arise as a result of the failure of the counterparty to a bilateral swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by a Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of the counterparty to a bilateral swap contract. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Additionally, swaps can be highly volatile and expose investors to a high risk of loss. The low initial margin deposits normally required to establish a swap position permit a high degree of leverage. As a result, depending on the type of swap, a relatively small movement in the price of the underlying reference asset or in the market value of the contract may result in a profit or loss which is high in proportion to the amount of funds deposited as initial margin and may result in unquantifiable further loss exceeding any margin deposited. Such risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the changes in value on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Swaps entered into in the OTC market are more likely to be illiquid than exchange-traded instruments as there is no exchange market on which to close out an open OTC swap position. It may therefore be impossible to liquidate an existing position (or to do so at an advantageous price), to assess the value of a position, or to assess the exposure to risk associated with the position.

—Synthetic Foreign Equity Securities. A Fund may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders

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the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Fund. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

Other types of synthetic foreign equity securities in which a Fund may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrant usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which they can obtain the securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

A Fund’s investments in synthetic foreign equity securities will only be those issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to illiquid investments risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges

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and in OTC markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

A Fund also may invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long-term options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange’s trading regulations.

—Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate (“LIBOR”), or another reference rate, and are subject to the same limitations and risks as other futures contracts and options. The United Kingdom Financial Conduct Authority, which regulates LIBOR, has announced that certain LIBOR benchmarks will cease to be published at the end of 2021.  Although widely used LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. See “LIBOR Transition and Associated Risk” in the Funds’ Prospectus for additional information.

—Currency Transactions. A Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage a Fund’s currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures contracts and options on futures contracts, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

Event-linked Securities

Event-linked securities are variable rate or fixed rate fixed income securities or types of equity securities for which the return of principal and payment of interest are contingent on the non-occurrence of various specified catastrophic events, which may be specific trigger events or a diversified group of events, such as hurricanes, typhoons, wind events or earthquakes. The most common type of fixed-income securities are known as “catastrophe” or “CAT” bonds. In some cases, the trigger event(s) will not be deemed to have occurred unless the event(s) happened in a particular geographic area and was of a certain magnitude (based on independent

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scientific readings) or caused a certain amount of actual or modeled loss. If the trigger event(s) occurs prior to the securities’ maturity, a Fund may lose all or a portion of its principal and forgo additional interest.

These securities may have a special condition that states that if the issuer (i.e., an insurance or reinsurance company) suffers a loss from a particular pre-defined catastrophe, then the issuer’s obligation to pay interest and/or repay the principal is either deferred or completely forgiven. For example, if a Fund holds a fixed-income security that covers an insurer’s losses due to a hurricane with a “trigger” at $1 billion and a hurricane hits causing $1 billion or more in losses to such insurer, then the Fund will lose all or a portion of its principal invested in the security and forgo any future interest payments. If the trigger event(s) does not occur, the Fund will recover its principal plus interest. Interest typically accrues and is paid on a quarterly basis. Although principal typically is repaid only on the maturity date, it may be repaid in installments, depending on the terms of the securities.

Event-linked securities may be issued by government agencies, insurance companies, reinsurers, special purpose companies or other on-shore or off-shore entities. Event-linked securities are a relatively new type of financial instrument. As a result, there is no significant trading history of these securities and these securities may be illiquid or the markets for these instruments may not be liquid at all times. These securities may be rated, generally below investment grade or the unrated equivalent, and have the same or equivalent risks as higher yield debt securities (“junk bonds”). The rating primarily reflects the rating agency’s calculated probability that a pre-defined trigger event will occur as well as the overall expected loss to the principal of the security.

Forward Commitments and When-Issued and Delayed Delivery Securities

Forward commitments for the purchase or sale of securities may include purchases on a “when-issued” basis or purchases or sales on a “delayed delivery” basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a “when, as and if issued” trade). The use of forward commitments enables a Fund to protect against anticipated changes in exchange rates, interest rates and/or prices. When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, the Fund assumes the rights and risks of ownership of the security, but the Fund does not pay for the securities until they are received. If a Fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner may increase the Fund’s volatility of returns.

Forward commitments include “to be announced” (“TBA”) mortgage-backed securities, which are contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date, whereby the specific mortgage pool number or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Subsequent to the time of the trade, a mortgage pool or pools guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Association, or FHLMC (including

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fixed rate or variable rate mortgages) are allocated to the TBA mortgage-backed securities transactions.

At the time a Fund enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a “when, as and if issued” security would be canceled in the event that the required conditions did not occur and the trade was canceled.

Purchases of securities on a forward commitment or when-issued basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or “when-issued” or “delayed delivery” securities before delivery, that Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a “when-issued” or “delayed delivery” basis, a Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or “when-issued” or “delayed delivery” securities themselves (which may have a value greater or less than a Fund’s payment obligation). No interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent, or defaults on its obligation, a Fund may be adversely affected.

Illiquid Securities

A Fund will not invest in illiquid securities if immediately after such investment more than 15% of the Fund’s net assets would be invested in such securities. Under Rule 22e-4 under the 1940 Act, the term illiquid securities means any security or investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

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Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers (“Rule 144A Securities”). The Funds have adopted a liquidity risk management program pursuant to Rule 22e-4 under the 1940 Act (the “LRM Program”) and related procedures to categorize each Fund’s investments, including Rule 144A Securities, and identify illiquid investments. The LRM Program’s administrator will take into account relevant market, trading and investment-specific considerations in doing so. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and a Fund might be unable to dispose of such securities promptly or at reasonable prices.

Investments in Pre-IPO Securities

The Funds may invest in pre-IPO (initial public offering) securities. Pre-IPO securities, or venture capital investments, are investments in new and early stage companies, often funded by venture capital and referred to as “venture capital companies”, whose securities have not been offered to the public and are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. Venture capital companies may not have established products, experienced management or earnings history. The Funds may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so because they are not publicly traded. As such, these investments are generally considered to be illiquid until a company’s public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Funds from selling their shares of these companies for a period of time. Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a venture capital company and delay or prevent a venture capital company from ultimately offering its securities to the public.

Investment in Exchange-Traded Funds and Other Investment Companies

The Funds may invest in shares of ETFs, subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance. ETFs are pooled investment vehicles that seek to track the performance of a specific index or implement actively-managed investment strategies. Index ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for various reasons. Unlike index ETFs, actively-managed ETFs generally seek to outperform a benchmark index, and they typically have higher expenses than index ETFs, which can lower investment returns. Both index ETFs and actively-managed ETFs may offer exposure to broad investment strategies and across various asset classes, including equity, fixed income, commodities and currencies. The Funds will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF’s shares, which are based on supply and demand in the market for the ETFs shares, may differ from their NAV. Accordingly, there may be times when an ETF’s shares trade at a discount to its NAV.

The Funds may also invest in investment companies other than ETFs, as permitted by the 1940 Act, the rules and regulations thereunder or exemptive orders issued by the SEC. As with

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ETF investments, if the Funds acquire shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which to the extent not waived or reimbursed, would be in addition to the Funds’ expenses. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. A Fund’s investment in other investment companies, including ETFs, subjects the Fund indirectly to the underlying risks of those investment companies.

Investments in the Wholly-Owned Subsidiary

The All Market Total Return Portfolio may seek to gain exposure to commodities and commodity-related investments and derivatives primarily through investments in AB All Market Total Return Portfolio (Cayman), Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). Investments in the Subsidiary are expected to provide the All Market Total Return Portfolio with exposure to the commodity markets within the limitations of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder (the “Code”) and recent Internal Revenue Service (the “IRS”) revenue rulings, as discussed below under “Dividends, Distributions and Taxes”. The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors.

The Subsidiary is advised by the Adviser, and has the same investment objective and will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the Subsidiary (unlike the Fund), may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Fund and the Subsidiary may test for compliance with certain investment restrictions on a consolidated basis. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

The Subsidiary enters into commodity-linked derivative instruments, including swap agreements, commodity options, futures contracts and options on futures contracts, backed by a portfolio of inflation-indexed securities and other fixed-income securities. Although the Fund may enter into these commodity-linked derivative instruments directly, the Fund will likely gain exposure to these derivative instruments indirectly by investing in the Subsidiary. To the extent that the Adviser believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market than commodity index-linked notes, the Fund’s investment in the Subsidiary will likely increase. The Subsidiary will also invest in inflation-indexed securities and other fixed-income securities, which are intended to serve as margin or collateral for the Subsidiary’s derivatives position. To the extent that the Fund invests in the Subsidiary, the Fund may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in the Prospectuses and this SAI.

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While the Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and, unless otherwise noted in the Prospectuses and this SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Prospectuses and this SAI and could negatively affect the Fund and its shareholders.

The Fund’s exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The Fund may obtain exposure to physical commodities, such as energy, mineral or agricultural products, or intangible commodities, such as emission allowances or carbon credits. Emission allowances are typically issued under a “cap and trade” or “emissions trading” regulation scheme. Under this framework, a limit or “cap” is typically established by a regulator, such as a governmental entity or supranational organization, on the total amount of greenhouse gases that can be emitted by regulated entities. The regulator then issues or sells “emission allowances” or “carbon allowances” to these entities, which may then be bought or sold on the open market. If a cap is decreased, regulated entities are incentivized to further reduce emissions or purchase additional carbon allowances on the open market where prices may be increasing in response to increased demand. Market, regulatory and other developments at the local, regional or national level may adversely affect the value of emission allowances, including due to the revocation of emission allowances or to changes to or termination of the cap-and-trade program under which emission allowances are traded.

Loans of Portfolio Securities

The Funds may seek to increase income by lending portfolio securities to brokers, dealers, and financial institutions (“borrowers”) to the extent permitted under the 1940 Act or the rules or regulations thereunder (as such statute, rules, or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act. Under a Fund’s securities lending program, all securities loans will be secured continuously by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. Principal risks of lending portfolio securities include that the borrower will fail to return the loaned securities upon termination of the loan and that the value of the collateral will not be sufficient to replace the loaned securities upon the borrower’s default.

In determining whether to lend securities to a particular borrower, the Adviser (subject to oversight by the Board) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. If a loan is collateralized by cash, a Fund will be compensated for the loan from a portion of the net return from the interest earned on cash collateral after a rebate paid to the borrower (in some cases, this rebate may be a “negative rebate”, or fee paid by the borrower to the Fund in connection with the loan). If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. For its services, the securities lending agent receives a fee from the Fund.

A Fund will have the right to call a loan and obtain the securities loaned on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distribution from the securities.

A Fund will invest any cash collateral in shares of a money market fund approved by the Board and expected to be managed by the Adviser. Any such investment will be at the Fund’s risk. The Fund may pay reasonable finders’, administrative, and custodial fees in connection with a loan.

A Fund will not have the right to vote any securities during the existence of a loan, but will have the right to recall loaned securities in order to exercise voting or other ownership rights. When the Fund lends its securities, its investment performance will continue to reflect changes in the value of securities loaned.

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Preferred Stock

A Fund may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debt of the same issuer.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of principal and interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. All Market Total Return Portfolio may invest in REITs and will indirectly bear its proportionate share of expenses incurred by REITs in which it invests in addition to the expenses it incurs directly.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

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Loan Participations and Assignments

A Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers (“Loans”) either by participating as co-lender at the time the loan is originated (“Participations”) or by buying an interest in the Loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution that acts as agent for all the holders. The financial status of the agent interposed between a Fund and a borrower may affect the ability of the Fund to receive principal and interest payments.

The success of a Fund’s investment may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agents typically have broad discretion in enforcing loan agreements.

A Fund’s investment in Participations typically will result in the Fund having a contractual relationship only with the financial institution arranging the Loan with the borrower (the “Lender”) and not with the borrower directly. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation; but even under such a structure, in the event of the Lender’s insolvency, the Lender’s servicing of the Participation may be delayed and the assignability of the Participation impaired. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade (i.e., Baa3 or higher by Moody’s or BBB- or higher by S&P) or higher.

When the Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Fund may acquire an interest in a Loan is through a Participation and not an Assignment.

The Fund may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third-party. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number

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of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund’s ability to dispose of particular Assignments or Participations when necessary to meet the Fund’s liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its asset value.

Loans in which a Fund may invest may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purposes of acquisitions. A Fund may also participate in unfunded loan commitments, which are contractual obligations for future funding, and receive a commitment fee based on the amount of the commitment.

Money Market Securities

Certificates Of Deposit, Bankers’ Acceptances and Bank Time Deposits. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest-bearing account. At present, bank time deposits maturing in more than seven days are not considered by the Adviser to be readily marketable.

Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations.

Variable Notes. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating rate notes fluctuates on a weekly basis. These notes permit daily changes in the amounts borrowed. The Funds have the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally

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contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, the Funds’ right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Funds consider earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Fund may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated Aa3 or better by Moody’s Investors Service, Inc. (“Moody’s”) or AA- or better by S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”).

The ratings of fixed-income securities by S&P, Moody’s, and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor’s standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Mortgage-Related Securities and Other Asset-Backed Securities

The mortgage-related securities in which a Fund may invest typically are securities representing interests in pools of mortgage loans made by lenders such as savings and loan associations, mortgage bankers and commercial banks and are assembled for sale to investors (such as a Fund) by governmental, government-related or private organizations. Private organizations include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies, special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package loans for resale as mortgage-related securities. Specifically, these securities may include pass-through mortgage-related securities, collateralized mortgage obligations (“CMOs”), stripped mortgage-backed securities (“SMBSs”), commercial mortgage-backed securities, TBA mortgage-backed securities, mortgage dollar rolls, collateralized obligations and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property and other assets.

Pass-Through Mortgage-Related Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by GNMA, are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

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The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool’s term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions. The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years, but typically not less than 5 years.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Fund. The compounding effect from reinvestment of monthly payments received by the Fund will increase the yield to shareholders compared with bonds that pay interest semi-annually.

The principal governmental (i.e., backed by the full faith and credit of the U. S. Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration-insured or U.S. Department of Veterans Affairs-guaranteed mortgages.

Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are a government-sponsored corporation or corporate instrumentality of the U.S. Government, respectively (government-sponsored entities or “GSEs”), which were owned entirely by private stockholders until 2008 when they were placed in conservatorship by the U.S. Government. After being placed in conservatorship, the GSEs issued senior preferred stock and common stock to the U.S. Treasury in an amount equal to 79.9% of each GSE in return for certain funding and liquidity arrangements. The GSEs continue to operate as going concerns while in conservatorship and each remains liable for all of its obligations associated with its mortgage-backed securities. The U.S. Treasury provided additional funding to the GSEs, but the GSEs have paid dividends to the U.S. Treasury in a cumulative amount that exceeds the payments made to the GSEs by the U.S. Treasury since 2008. The future of the GSEs is unclear as Congress is considering whether to adopt legislation that would severely restrict or even terminate their operations. FNMA

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purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC’s national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal and are now, in effect, backed by the full faith and credit of the U.S. Government.

Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional residential mortgage loans. Securities representing interests in pools created by non-governmental private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded.

The structuring of the pass-through pool may also provide credit enhancement. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a SPV in multiple classes or “tranches”, with one or more classes being senior to other subordinated classes as to payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). There can be no guarantee the credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or GSE guaranteed. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms, including interest rate, term, size, purposes and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to

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make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

Collateralized Mortgage Obligations. Another form of mortgage-related security is a “pay-through” security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of “pay-through” mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a “tranche,” is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

Stripped Mortgage-Related Securities. Stripped mortgage-related securities (“SMRS”) are mortgage related securities that are usually structured with separate classes of securities collateralized by a pool of mortgages or a pool of mortgage-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (IOs) receiving all of the interest payments from the underlying assets and one class of principal-only securities (POs) receiving all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease and are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates.

With respect to residential SMRS, a Fund will only invest in such SMRS that are issued by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the U.S. Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the complexity of these instruments and the smaller number of investors in the sector can lend to illiquid markets in the sector.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities are securities that represent an interest in, or are secured by, mortgage loans secured by multifamily

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or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. Commercial mortgage-backed securities have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, some of which were developed in the residential mortgage context, including multi-class structures featuring senior and subordinated classes. Commercial mortgage-backed securities may pay fixed or floating-rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

Certain Risks. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, the Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The level of general interest rates, general economic conditions and other social and demographic factors affect the occurrence of mortgage prepayments. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

As with other fixed-income securities, there is also the risk of nonpayment of mortgage-related securities, particularly for those securities that are backed by mortgage pools that contain subprime loans. Market factors adversely affecting mortgage loan repayments include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or higher mortgage payments required to be made by holders of adjustable rate mortgages due to scheduled increases or increases due to higher interest rates. To the extent a Fund invests in mortgage-related securities whose underlying mortgages include subprime or non-performing loans, the risk of default is generally greater.

Subordinated mortgage-related securities may have additional risks. The subordinated mortgage-related security may serve as credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities

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generally will be made only after payments are made to the holders of securities senior to the subordinated securities. Therefore, if there are defaults on the underlying mortgage loans, the holders of subordinated mortgage-related securities will be less likely to receive payments of principal and interest and will be more likely to suffer a loss.

Commercial mortgage-related securities, like all fixed-income securities, generally decline in value as interest rates rise. Moreover, although generally the value of fixed-income securities increases during periods of falling interest rates, this inverse relationship is not as marked in the case of single-family residential mortgage-related securities, due to the increased likelihood of prepayments during periods of falling interest rates, and may not be as marked in the case of commercial mortgage-related securities. The process used to rate commercial mortgage-related securities may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support.

Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable and there may be a limited market for these securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting a Fund’s ability to buy or sell those securities at any particular time. Without an active trading market, mortgage-related securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in the value of the underlying mortgages. In addition, the rating agencies may have difficulties in rating commercial mortgage-related securities through different economic cycles and in monitoring such ratings on a longer-term basis.

As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline.

GSE Risk-Sharing Bonds. Another type of mortgage-related security, known as GSE Risk-Sharing Bonds or Credit Risk Transfer securities ("CRTs"), transfers a portion of the risk of borrower defaults from the issuing GSE to investors through the issuance of a bond whose return of principal is linked to the performance of a selected pool of mortgages. CRTs are issued by GSEs (and sometimes banks or mortgage insurers) and structured without any government or GSE guarantee in respect of borrower defaults or underlying collateral. Typically, CRTs are issued at par and have stated final maturities. CRTs are structured so that: (i) interest is paid directly by the issuing GSE and (ii) principal is paid by the issuing GSE in accordance with the principal payments and default performance of a certain pool of residential mortgage loans acquired by the GSE.

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The risks associated with an investment in CRTs differ from the risks associated with an investment in mortgage-backed securities issued by GSEs because, in CRTs, some or all of the credit risk associated with the underlying mortgage loans is transferred to the end-investor. As a result, in the event that a GSE fails to pay principal or interest on a CRT or goes through bankruptcy, insolvency or similar proceeding, holders of such CRT have no direct recourse to the underlying mortgage loans.

Other Asset-Backed Securities. A Fund may invest in other asset-backed securities, including interests in pools of lower-rated debt securities and corporate and consumer loans (including non-performing loans), among other things. Like mortgage-backed securities, these securities are pass-through, and the collateral supporting these securities generally is of short maturities.

The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. For example, the Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. These asset-backed securities are subject to risks associated with changes in interest rates, prepayment of underlying obligations and defaults similar to the risks of investment in mortgage-related securities discussed above.

Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third-party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

Municipal Securities

The Funds may, and Tax-Managed All Market Income Portfolio will to a significant extent, invest in municipal securities. The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have

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original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.

Municipal securities are typically classified as “general obligation” or “revenue” or “special obligation” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. A Fund may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. A Fund may invest more than 25% of its total assets in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

A Fund may invest in municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality’s pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

Current federal tax law distinguishes between municipal securities issued to finance certain private activities (“private activity bonds”) and other municipal securities. Private activity bonds, most of which are AMT-Subject bonds and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs.

Municipal securities, which carry the risk that special factors may adversely affect the value of the municipal securities and have a significant effect on the yield or value of a Fund’s investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities.

Because the Tax-Managed All Market Income Portfolio invests a significant portion of its assets in municipal securities, it is more vulnerable to events adversely affecting particular states or municipalities, including economic, political, or regulatory developments or terrorism.

A Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

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Obligations of Supranational Agencies

A Fund may invest in the obligations of supranational agencies. Supranational agencies rely on participating countries (which may include the United States) for funds. Some supranationals, such as the International Bank for Reconstruction and Development (the “World Bank”), have the right to borrow from participating countries, including the United States. Other supranationals must request funds from participating countries; however, such requests may not always be honored. Moreover, the securities of supranational agencies, depending on where and how they are issued, may be subject to some of the risks associated with investments in foreign securities.

Repurchase Agreements and Buy/Sell Back Transactions

A repurchase agreement is an agreement by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date, normally one day or a week later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon “interest rate” that is effective for the period of time the buyer’s money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, the Funds monitor on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities or cash equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits a Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Funds to earn a return on temporarily available cash while retaining “overnight” flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by a Fund.

The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller’s bankruptcy or otherwise. In such event, a Fund would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. The Funds may incur various expenses in connection with the exercise of their rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Funds’ rights. Each Fund’s Board has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Funds enter into repurchase agreement transactions.

A Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction, though done simultaneously, constitutes two separate legal agreements. A buy/sell back

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transaction also differs from a repurchase agreement in that the seller is not required to provide margin payments if the value of the securities falls below the repurchase price because the transaction constitutes two separate transactions. A Fund has the risk of changes in the value of the purchased security during the term of the buy/sell back agreement although these agreements typically provide for the repricing of the original transaction at a new market price if the value of the security changes by a specific amount.

Reverse Repurchase Agreements and Dollar Rolls

Reverse repurchase agreements are identical to repurchase agreements except that rather than buying securities for cash subject to their repurchase by the seller, the Fund sells portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price slightly higher than the sale price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Generally, the effect of a reverse repurchase agreement is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the “interest cost” to the Fund of the reverse repurchase transaction, (i.e., the difference between the sale and repurchase price for the securities), is less than the cost of otherwise obtaining the cash.

Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In addition, the use of these investments results in leveraging the Fund’s common stocks because the Fund uses the proceeds to make investments in other securities. See “Borrowings and Use of Leverage” below.

Rights and Warrants

A Fund may invest in rights and warrants, only if the Adviser deems the underlying equity securities themselves appropriate for inclusion in the Funds. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities that may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

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Short Sales

A Fund may make short sales of securities or maintain a short position. A short sale is effected by selling a security that a Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of sale. A short sale is against the box to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold. A short sale of a security involves the risk that, instead of declining, the price of the security sold short will rise. If the price of the securities sold short increases between the time of a short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is unlimited since there is a theoretically unlimited potential for the market price of the security sold short to increase.

Standby Commitment Agreements

A Fund may from time to time enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to that Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Fund and which are unavailable on a firm commitment basis.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Fund’s NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Structured Products

A Fund may invest in structured products. Structured products, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (either positively or negatively) to prices, changes in prices, or differences between prices, of underlying assets, such as securities, currencies, intangibles, goods, articles or commodities or by reference to an unrelated benchmark related to an objective index, economic factor or other measure, such as

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interest rates, currency exchange rates, commodity indices, and securities indices. The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a structured product may be increased or decreased depending on changes in the value of the underlying asset or benchmark.

Structured products may take a variety of forms. Most commonly, they are in the form of debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, but may also be issued as preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.

Investing in structured products may be more efficient and less expensive for a Fund than investing in the underlying assets or benchmarks and the related derivative. These investments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. In addition, structured products may be a tax-advantaged investment in that they generate income that may be distributed to shareholders as income rather than short-term capital gains that may otherwise result from a derivatives transaction.

Structured products, however, have more risk than traditional types of debt or other securities. These products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. Under certain conditions, the redemption value of a structured product could be zero. Structured products are potentially more volatile and carry greater market risks than traditional debt instruments. The prices of the structured instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Structured products may carry greater trading risk and be more difficult to price than less complex securities or instruments or more traditional debt securities. The risk of these investments can be substantial with the possibility that the entire principal amount is at risk. The purchase of structured products also exposes a Fund to the credit risk of the issuer of the structured product.

Structured Notes and Indexed Securities. The Fund may invest in a particular type of structured instrument sometimes referred to as a “structured note”. The terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a total loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured

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notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, carry greater trading risk, and be more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

Commodity Index-Linked Notes and Commodity-Linked Notes. Structured products may provide exposure to the commodities markets. These structured notes may include leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. They also include commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodities futures contracts, or a subset of commodities and commodities future contracts. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities or commodities futures contracts or commodity index. These notes expose the Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, the Fund might receive interest or principal payments on the note that are determined based upon a specified multiple of the change in value of the underlying commodity, commodity futures contract or index.

Credit-Linked Securities. Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high-yield or other fixed-income markets. For example, a Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to certain high-yield markets and/or to remain fully invested when more traditional income-producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par value (or other agreed-upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the trust. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities are generally Rule 144A Securities and therefore may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in reduced liquidity for the securities.

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Variable, Floating and Inverse Floating-Rate Securities

These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Zero-Coupon Securities

A zero-coupon security pays no interest to its holder during its life. An investor acquires a zero-coupon security at a discounted price from the face value of the security, which is generally based upon its present value, and which, depending upon the time remaining until maturity, may be significantly less than its face value (sometimes referred to as a “deep discount” price). Upon maturity of the zero-coupon security, the investor receives the face value of the security.

A Fund may invest in zero-coupon Treasury securities, which consist of Treasury bills or the principal components of U.S. Treasury bonds or notes. A Fund may also invest in zero-coupon securities issued by U.S. Government agencies or instrumentalities that are supported by the full faith and credit of the United States, which consist of the principal components of securities of U.S. Government agencies or instrumentalities.

Currently, the only U.S. Treasury security issued without coupons is the Treasury bill. The zero-coupon securities purchased by a Fund may consist of principal components held in STRIPS form issued through the U.S. Treasury’s STRIPS program, which permits the beneficial ownership of the component to be recorded directly in the Treasury book-entry system. In addition, in the last few years, a number of banks and brokerage firms have separated (“stripped”) the principal portions (“corpus”) from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account).

Because zero-coupon securities trade at a discount from their face or par value but pay no periodic interest, they are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest.

Current federal tax law requires that a holder (such as the Funds) of a zero-coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year (generally referred to as “original issue discount” or “OID”). As a result, in order to make the distributions necessary for a Fund not to be subject to federal income or excise taxes, a Fund may be required to pay out as an income distribution each year an amount, obtained by liquidation of

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portfolio securities or borrowings if necessary, greater than the total amount of cash that the Fund has actually received as interest during the year. The Funds believe, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet its investment objective.

Custodial Receipts

Custodial receipts, which may be underwritten by securities dealers or banks, represent the right to receive certain future principal and/or interest payments on the underlying securities held by the custodian, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian. Underlying securities may include municipal securities, U.S. Government securities or other types of securities consistent with a Fund’s investment objective and principal investment strategy. Custodial receipts may be issued in connection with the restructuring of insured municipal bonds deposited with a custodian. The value of a custodial receipt may fluctuate more than the value of a municipal bond of comparable quality and maturity.

In a typical custodial receipt arrangement, an issuer or a third-party owner of securities deposits such securities obligations with a custodian in exchange for custodial receipts. These custodial receipts are typically sold in private placements and are designed to provide investors with pro rata ownership of a portfolio of underlying securities. For certain securities law purposes, custodial receipts may not be considered obligations of the issuers of the underlying securities held by the custodian. As a holder of custodial receipts, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account. Although under the terms of a custodial receipt a Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, if for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial account, the Fund may suffer adverse tax consequences.

Certain custodial receipts may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for more traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. In addition, because these instruments may be leveraged, their market values may be more volatile than other types of fixed-income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer's credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist.

Certain Risk and Other Considerations

Borrowings and Use of Leverage. A Fund may use borrowings for investment purposes subject to its investment policies and procedures and to applicable statutory or regulatory requirements. Borrowings by a Fund result in leveraging of the Fund’s shares. Likewise, a Fund’s use of certain derivatives may effectively leverage the Fund’s portfolio. A Fund may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts, dollar rolls or certain derivatives. This means that the Fund uses cash made available during the term of these transactions to make investments in other securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to a Fund’s shareholders. These include a higher volatility of the NAV of the Fund’s shares and the relatively greater effect of changes in the value of the Fund’s portfolio on the NAV of the shares. In the case of borrowings for investment purposes, so long as the Fund is able to realize a net return on the portion of its investment portfolio resulting from leverage that is higher than the interest expense paid on borrowings, the effect of such leverage will be to cause the Fund’s shareholders to realize a higher net return than if the Fund were not leveraged. With respect to a Fund’s use of derivatives that result in leverage of a Fund’s shares, if the Fund is able to realize a net return on its investments that is higher than the costs of the leverage, the effect of such leverage will be to cause the Fund to realize a higher net return than if the Fund were not leveraged. If the interest expense on borrowings or other costs of leverage approach the net return on the Fund’s investment portfolio or investments made through leverage, as applicable, the benefit of leverage to the Fund’s shareholders will be reduced. If the interest expense on borrowings or other costs of leverage were to exceed the net return to a Fund, the Fund’s use of leverage would result in a lower rate of net return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market would normally be a greater decrease in NAV than if the Fund were not leveraged.

Certain transactions, such as derivatives transactions, forward commitments, reverse repurchase agreements and short sales involve leverage and may expose a Fund to potential losses that, in some cases, may exceed the amount originally invested by the Fund. Until the compliance date for Rule 18f-4, when a Fund engages in such transactions, it will, in accordance with guidance provided by the SEC or its staff in, among other things, regulations, interpretative releases and no-action letters, deposit in a segregated account certain liquid assets with a value at least equal to the Fund’s exposure, or a marked-to-market on another relevant basis, to the transaction. Transactions for which assets have been segregated will not be considered “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. The segregation of assets is intended to enable the Fund to have assets available to satisfy its obligations with respect to these transactions, but will not limit a Fund’s exposure to loss.

As of the compliance date for Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior SEC guidance for covering the use of

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certain derivative instruments and related transactions (which guidance is rescinded by Rule 18f-4). Rule 18f-4, among other things, permits a fund to treat reverse repurchase transactions (and other similar financing transactions) either as borrowings (subject to asset coverage requirements under the 1940 Act) or as “derivatives transactions” subject to the risk-based limits of Rule 18f-4.

Management Risk – Quantitative Models. The Adviser may use investment techniques that incorporate, or rely upon, quantitative models. These models may not work as intended and may not enable a Fund to achieve its investment objective. In addition, certain models may be constructed using data from external providers, and these inputs may be incorrect or incomplete, thus potentially limiting the effectiveness of the models. Finally, the Adviser may change, enhance and update its models and its usage of existing models at its discretion.

Investments in Lower-Rated and Unrated Instruments. A Fund may invest in lower-rated securities (commonly referred to as “junk bonds”), which may include securities having the lowest rating for non-subordinated debt securities (i.e., rated C by Moody’s or CCC or lower by S&P & Fitch) and unrated securities of equivalent investment quality. Debt securities with such a rating are considered by the rating organizations to be subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

Lower-rated securities generally are considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Adviser may experience difficulty in valuing such securities and, in turn, a Fund’s assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Transaction costs with respect to lower-rated securities may be higher, and in some cases information may be less available, than is the case with investment grade securities.

Many fixed-income securities, including certain U.S. corporate fixed-income securities in which a Fund may invest, contain call or buy-back features that permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a “call option” and redeems the security, the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Fund.

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In seeking to achieve a Fund’s investment objectives, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Fund’s portfolio will be unavoidable. Moreover, medium and lower rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Fund.

Risks of Investments in Foreign Securities. Investors should understand and consider carefully the substantial risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments. Investing in securities of non-U.S. companies which are generally denominated in foreign currencies, and utilization of derivative investment products denominated in, or the value of which is dependent upon movements in the relative value of, a foreign currency, involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. companies. These considerations include changes in exchange rates and exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than are generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which a Fund may invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

It is contemplated that foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, such markets usually have substantially less volume than the United States securities markets, and trading in securities of some foreign companies are less liquid and more volatile than trading in securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges

43

are generally higher than negotiated commissions on United States exchanges, although a Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which a Fund may invest and could adversely affect the Fund’s assets should these conditions or events recur.

The United Kingdom (the “U.K.”) formally withdrew from the European Union (the “EU”) on January 31, 2020. The U.K. and the EU negotiated an agreement governing their future trading and security relationships. This agreement became effective on a provisional basis on January 1, 2021 and entered into full force on May 1, 2021. The U.K. and the EU also negotiated a Memorandum of Understanding (“MoU”), which creates a framework for voluntary regulatory cooperation in financial services between the U.K. and the EU. The impact on the U.K. and European economies and the broader global economy of the uncertainties associated with implementing the agreement and MoU are significant and could have an adverse effect on the value of a Fund’s investments and its net asset value. These uncertainties include an increase in the regulatory and customs requirements imposed on cross-border trade between the U.K. and the EU, the negotiation of any additional arrangement between the U.K. and the EU affecting important parts of the economy (such as financial services), volatility and illiquidity in markets, currency fluctuations, the renegotiation of other existing trading and cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise) of the U.K. and the EU, and potentially lower growth for companies in the U.K., Europe and globally.

Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of a Fund. Certain countries in which a Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

Certain countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances.

Income from certain investments held by a Fund could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. A Fund’s NAV may also be affected by changes in the rates or methods of taxation applicable to that Fund or to entities in which that Fund has invested. The Adviser generally will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by a Fund will not be subject

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to change. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund. See “United States Federal Income Taxation of Dividends and Distributions” below.

Investors should understand that the expenses of a Fund investing in foreign securities may be higher than investment companies investing only in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

For many foreign securities, there are U.S. Dollar-denominated ADRs that are traded in the United States on exchanges or over-the-counter and are issued by domestic banks or trust companies and for which market quotations are readily available. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, a Fund can avoid currency risks which might occur during the settlement period for either purchases or sales. A Fund may purchase foreign securities directly, as well as through ADRs.

Investments in China. Risks of investments in securities of companies in China include the volatility of the Chinese stock market, heavy dependence on exports, which may decrease, sometimes significantly, when the world economy weakens, the continuing importance of the role of the Chinese Government, which may take actions that affect economic and market practices, and political unrest. While the Chinese economy has grown rapidly in recent years, the rate of growth has generally been declining, and there can be no assurance that China’s economy will continue to grow in the future. In addition, trade disputes between China and its trading counterparties, including the United States, have arisen and may continue to arise. Such disputes have resulted in trade tariffs and may potentially result in future trade tariffs, as well as embargoes, trade limitations, trade wars and other negative consequences. These consequences could trigger, among other things, a substantial reduction in international trade and adverse effects on, and potential failure of, individual companies and/or large segments of China’s export industry, which could have potentially significant negative effects on the Chinese economy as well as the global economy. U.S. or other sanctions imposed on the Chinese Government or certain Chinese companies may adversely impact the Chinese economy and Chinese issuers in which the Funds invest, and may prohibit or limit the Funds’ ability to invest in securities of certain Chinese issuers or require the Funds’ sale of such securities, potentially on an accelerated schedule or at disadvantageous prices. Risks of investments in companies based in Hong Kong, a special administrative region of China, include heavy reliance on the U.S. economy and regional economies, particularly the Chinese economy, which makes these investments vulnerable to changes in these economies, and political unrest. These and related factors may result in adverse effects on investments in China and Hong Kong and have a negative impact on the Fund’s performance.

The Fund may invest in China A shares of certain Chinese companies listed and traded through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a securities trading and clearing program established by Hong Kong Exchanges and Clearing Limited, the Shanghai Stock Exchange, the

45

Shenzhen Stock Exchange and China Securities Depository and Clearing Corporation Limited, which seeks to provide mutual stock market access between Mainland China and Hong Kong.

Trading through Stock Connect is subject to a number of restrictions and risks that could impair a Fund’s ability to invest in or sell China A shares and affect investment returns, including limitations on trading and possible imposition of trading suspensions. For example, Stock Connect is subject to quotas that limit aggregate net purchases on an exchange on a particular day, and an investor cannot purchase and sell the same security through Stock Connect on the same trading day. In addition, Stock Connect is generally only available on business days when both the relevant Chinese and Hong Kong markets are open. Furthermore, uncertainties in China’s tax rules related to the taxation of income and gains from investments in China A shares could result in unexpected tax liabilities for a Fund. Investing in China A shares is also subject to the clearance and settlement procedures associated with Stock Connect, which could pose risks to a Fund.

All transactions in Stock Connect securities will be made in renminbi, and accordingly a Fund will be exposed to renminbi currency risks. The ability to hedge renminbi currency risks may be limited.  In addition, given the renminbi is subject to exchange control restrictions, a Fund could be adversely affected by delays in converting other currencies into renminbi and vice versa, including at times when there are unfavorable market conditions.

Stock Connect is a relatively new program to the market and is subject to regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges in China and Hong Kong. Furthermore, new regulations may be promulgated from time to time by the regulators in connection with operations and cross-border legal enforcement under Stock Connect.

The Funds may invest in renminbi-denominated bonds issued in China (“RMB Bonds”). RMB Bonds, including government and corporate bonds, are available in the China Interbank Bond Market (“CIBM”) to eligible foreign investors through the CIBM Direct Access Program and through the China-Hong Kong Bond Connect program (“Bond Connect”). Both programs are relatively new. Laws, rules, regulations, policies and guidelines relating to each program are untested and subject to change.

The CIBM Direct Access Program, established by the People’s Bank of China, allows eligible foreign institutional investors to conduct trading in the CIBM, subject to other rules and regulations as promulgated by Chinese authorities. Eligible foreign institutional investors who wish to invest directly in the CIBM through the CIBM Direct Access Program may do so through an onshore settlement agent, who would be responsible for making the relevant filings and account opening with the relevant authorities. A Fund is therefore subject to the risk of default or errors on the part of such agent.

Bond Connect provides a channel for overseas investors to invest in the Chinese bond market through investment links between Hong Kong and mainland China. In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of the ultimate investors (such as a Fund) in accounts maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai Clearing House). This

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recordkeeping system subjects a Fund to numerous risks, including the risk that a Fund may have a limited ability to enforce its rights as a bondholder and the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. Trading through Bond Connect is subject to other restrictions and risks. For example, Bond Connect is generally only available on business days when both the China and Hong Kong markets are open, which may limit a Fund’s ability to trade when it would be otherwise attractive to do so. Investing through Bond Connect also subjects the Fund to the clearance and settlement procedures associated with Bond Connect, which could pose risks to the Fund. Furthermore, securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

Uncertainties in China’s tax rules related to the taxation of income and gains from investments in Chinese interbank bonds could result in unexpected tax liabilities for a Fund. Investing in the CIBM will also expose the Fund to renminbi currency risks. The ability to hedge renminbi currency risks may be limited.  In addition, given the renminbi is subject to exchange control restrictions, a Fund could be adversely affected by delays in converting other currencies into renminbi and vice versa and at times when there are unfavorable market conditions.

Foreign Currency Transactions. A Fund may invest in securities denominated in foreign currencies and a corresponding portion of the Fund’s revenues will be received in such currencies. In addition, a Fund may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The dollar equivalent of a Fund’s net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect a Fund’s income. A Fund will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While a Fund has this ability, there is no certainty as to whether, and to what extent, the Fund will engage in these practices.

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund’s NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent a Fund’s total assets adjusted to reflect the Fund’s net position after giving effect to currency transactions is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

A Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which a Fund receives income falls relative to the U.S. Dollar between receipt of the income

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and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet the distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, which themselves, involve certain special risks. See “Additional Investment Policies and Practices,” above.

Risks of Forward Currency Exchange Contracts, Foreign Currency Futures Contracts and Options thereon, Options on Foreign Currencies, Over-the-Counter Options on Securities. Transactions in forward currency exchange contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Fund. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which a Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur in that market but will not be reflected in the forward, futures or options markets until the following day, thereby preventing a Fund from responding to such events in a timely manner.

Settlements of exercises of OTC forward currency exchange contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.

Unlike transactions entered into by a Fund in futures contracts and exchange-traded options, options on foreign currencies, forward currency exchange contracts and OTC options on securities and securities indices, and swaps may not be traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. Such instruments may instead be traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Nasdaq PHLX and the Chicago Board Options Exchange, that are subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the

48

purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment due to the margin and collateral requirements associated with such positions.

In addition, OTC transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of a Fund’s position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of OTC contracts, and a Fund could be required to retain options purchased or written, or forward currency exchange contracts, until exercise, expiration or maturity. This in turn could limit the Fund’s ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, OTC transactions are not subject to the guarantee of an exchange clearinghouse, and a Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. A Fund will enter into an OTC transaction only with parties whose creditworthiness has been reviewed and found to be satisfactory by the Adviser.

Transactions in OTC options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. A Fund is not able to determine at this time whether or to what extent additional restrictions on the trading of OTC options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by the Fund.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (“OCC”), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if the OCC determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in

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the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Options on U.S. Government Securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lesser trading volume period.

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INVESTMENT RESTRICTIONS

Fundamental Investment Policies

Each Fund has adopted the following fundamental investment policies, which may not be changed without approval by the vote of a majority of the Fund’s outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

As a matter of fundamental policy, a Fund may not:

(1)       issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For the purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

(2)        act as an underwriter of securities, except that it may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act;

(3)        purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Funds from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

(4)        make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

(5)        concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities; and

(6)        purchase or sell commodities regulated by the CFTC under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts except that Wealth Appreciation Strategy and Tax-Managed Wealth Appreciation Strategy may purchase or sell commodities or options thereon to the extent permitted by applicable law.

As a fundamental policy, each Fund is diversified (as that term is defined in the 1940 Act). This means that at least 75% of each Fund’s assets consist of:

•	Cash or cash items;
•	Government Securities;
•	Securities of other investment companies; and
•	Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of a Fund.

Non-Fundamental Investment Policy

As a matter of non-fundamental policy, each Fund has adopted a policy that provides that the Fund may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments.

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MANAGEMENT OF THE FUNDS

The Adviser

The Adviser, a Delaware limited partnership with principal offices at 501 Commerce Street, Nashville, TN 37203, has been retained under an investment advisory agreement (the “Advisory Agreement”) to provide investment advice and, in general, to conduct the management and investment program of each of the Funds under the supervision of the Trust’s Board (see “Management of the Funds” in the Prospectus). The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

The Adviser is a leading global investment management firm supervising client accounts with assets as of September 30, 2021, totaling approximately $742 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide.

As of September 30, 2021, the ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:

Equitable Holdings and its subsidiaries	63.2%
AllianceBernstein Holding L.P.	36.1
Unaffiliated holders	0.7
100.0%

Equitable Holdings, Inc. (formerly AXA Equitable Holdings, Inc.) (“EQH”) is a leading financial services company in the U.S. and consists of two well-established principal franchises, Equitable Financial Life Insurance Company and AllianceBernstein. As of September 30, 2021, EQH owned approximately 4.1% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in AllianceBernstein Holding L.P. (“AB Holding”). AllianceBernstein Corporation (an indirect wholly-owned subsidiary of EQH, “GP”) is the general partner of both AB Holding and the Adviser. The GP owns 100,000 general partnership units in AB Holding and a 1% general partnership interest in the Adviser.

Including both the general partnership and limited partnership interests in AB Holding and the Adviser, EQH and its subsidiaries have an approximate 64.7% economic interest in the Adviser as of September 30, 2021.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in EQH through an initial public offering. Since the initial sale, AXA has completed additional offerings (and related transactions). As a result, as of May 20, 2021, AXA no longer owns shares of EQH.

Sales that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Funds’ investment advisory agreement. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved a new investment advisory agreement with the Adviser, and shareholders of the Funds subsequently approved the new investment advisory agreement. This agreement became effective on November 13, 2019.

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Advisory Agreement and Expenses

The Adviser serves as investment manager and adviser of each of the Funds, continuously furnishes an investment program for each Fund and manages, supervises and conducts the affairs of each Fund subject to the supervision of the Board. The Advisory Agreement provides that the Adviser will furnish or pay the expenses of the Trust for office space, facilities and equipment, services of executive and other personnel of the Trust who are affiliated with the Adviser and certain administrative services.

The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by each Fund, including, for example, office facilities, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the SEC and with state regulatory authorities).

The Wealth Appreciation Strategy and Tax-Managed Wealth Appreciation Strategy have under the Advisory Agreement assumed the obligation for payment of all of their other expenses. As to the obtaining of services other than those specifically provided to the Funds by the Adviser, each Fund may employ its own personnel. The Advisory Agreement provides for reimbursement to the Adviser of the costs of certain non-advisory services provided to the Wealth Appreciation Strategy and Tax-Managed Wealth Appreciation Strategy. Costs currently reimbursed include the costs of the Adviser’s personnel performing certain administrative services for the Wealth Appreciation Strategy and Tax-Managed Wealth Appreciation Strategy, including clerical, accounting, legal and other services (“administrative services”), and associated overhead costs, such as office space, supplies and information technology. The administrative services are provided to the Wealth Appreciation Strategy and Tax-Managed Wealth Appreciation Strategy on a fully-costed basis (i.e., includes each person’s total compensation and a factor reflecting the Adviser’s total cost relating to that person, including all related overhead expenses). The reimbursement of these costs to the Adviser will be specifically approved by the Boards. During the fiscal year ended August 31, 2021 for the Wealth Appreciation Strategy and the Tax-Managed Wealth Appreciation Strategy, the amounts paid to the Adviser amounted to a total of $87,154 and $87,676, respectively, for these services after any waiver or reimbursement.

For the All Market Total Return Portfolio, Sustainable Thematic Balanced Portfolio and Tax-Managed All Market Income Portfolio, the Adviser will furnish or pay the expenses of the Trust for office space, equipment, bookkeeping and clerical services, and fees and expenses of officers and trustees of the Trust who are affiliated with the Adviser.

The Advisory Agreement continues in effect provided that its continuance is specifically approved at least annually by a vote of the majority of the outstanding voting securities of a Fund or by the Board including, in either case, by a vote of a majority of the Board who are not parties to the Advisory Agreement or interested persons of any such party. Most recently, the continuance of the Advisory Agreement for an additional annual period was approved by a vote of the Trustees at a meeting held on May 3-5, 2021 with respect to Wealth Appreciation Strategy and Tax-Managed Wealth Appreciation Strategy, and at a meeting held on August 3-4, 2021

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with respect to All Market Total Return Portfolio, Sustainable Thematic Balanced Portfolio and Tax-Managed All Market Income Portfolio.

Any material amendment to the Advisory Agreement must be approved by the vote of a majority of the outstanding securities of the relevant Fund and by the vote of a majority of the Trustees who are not interested persons of the Fund or the Adviser.

The Advisory Agreement is terminable without penalty with respect to a Fund by a vote of a majority of the Fund’s outstanding voting securities or by a vote of a majority of the Trustees on 60 days’ written notice or by the Adviser on 60 days’ written notice, and will automatically terminate in the event of assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

The Adviser is compensated for its services at the following annual rates applicable to the average daily NAV of each Fund:

Fund	Annual Percentage Rate
Wealth Appreciation Strategy	0.65% of the first $2.5 billion 0.55% of the excess over $2.5 billion up to $5 billion 0.50% of the excess over $5 billion
All Market Total Return Portfolio	0.55% of the first $2.5 billion 0.45% of the excess over $2.5 billion up to $5 billion 0.40% of the excess over $5 billion
Sustainable Thematic Balanced Portfolio*	0.50% of the first $2.5 billion 0.40% of the excess over $2.5 billion up to $5 billion 0.35% of the excess over $5 billion
Tax-Managed Wealth Appreciation Strategy	0.65% of the first $2.5 billion 0.55% of the excess over $2.5 billion up to $5 billion 0.50% of the excess over $5 billion
Tax-Managed All Market Income Portfolio	0.55% of the first $2.5 billion 0.45% of the excess over $2.5 billion up to $5 billion 0.40% of the excess over $5 billion
*	Effective December 1, 2021. Prior to December 1, 2021, the Adviser was compensated at an annual rate of 0.55% of the first $2.5 billion, 0.45% of the excess over $2.5 billion up to $5 billion and 0.40% of the excess over $5 billion with respect to Sustainable Thematic Balanced Portfolio.

The Adviser has contractually agreed to waive its management fees and/or bear certain expenses of the Tax-Managed All Market Income Portfolio so that total expenses (excluding acquired fund fees and expenses, interest expense, brokerage commissions and other transaction costs, taxes and extraordinary expenses) do not exceed on an annual basis .99%, 1.74% and .74% of aggregate average daily net assets, respectively, for Class A, Class C and Advisor Class

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shares. This fee waiver and/or expense reimbursement agreement will remain in effect until December 31, 2022.

Effective December 1, 2021, the Adviser has contractually agreed to waive its management fees and/or bear certain expenses of the Sustainable Thematic Balanced Portfolio so that total expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense and extraordinary expenses) do not exceed on an annual basis 1.00%, 1.75%, .75%, 1.25%, 1.00%, .75%, and .75% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. This fee waiver and/or expense reimbursement agreement will remain in effect until December 31, 2022. Prior to December 1, 2021, the Adviser had contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Fund in an amount equal to the Fund’s share of the advisory fees of any AB Mutual Funds in which the Fund invested.

The Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by each of Wealth Appreciation Strategy and Tax-Managed Wealth Appreciation Strategy in an amount equal to the Fund’s share of the advisory fees of any AB Mutual Funds in which the Fund invests, as included in “Acquired Fund Fees and Expenses” in the Funds’ Prospectus and paid by the Fund. This fee waiver and/or expense reimbursements will remain in effect until December 31, 2022.

To the extent that a Fund invests in AB Government Money Market Portfolio (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Fund in an amount equal to the Fund’s pro rata share of the AB Government Money Market Portfolio’s effective management fee. This agreement will remain in effect until December 31, 2022 and will continue thereafter from year to year unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period. To the extent that a Fund invests securities lending cash collateral in the AB Government Money Market Portfolio, the Adviser has also agreed to waive a portion of the Fund’s share of the advisory fees of AB Government Money Market Portfolio.

During the fiscal year ended August 31, 2021, the Adviser received $127,956 (net of $369,811, which was waived by the Adviser pursuant to the expense limitation agreement), in management fees from the Tax-Managed All Market Income Portfolio, $5,010,415 in management fees from the Tax-Managed Wealth Appreciation Strategy, $856,107 in management fees from the Sustainable Thematic Balanced Portfolio, $3,633,633 in management fees from the All Market Total Return Portfolio, and $8,638,200 in management fees from the Wealth Appreciation Strategy. In connection with the investment by the Funds in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Tax-Managed All Market Income Portfolio, Tax-Managed Wealth Appreciation Strategy, Sustainable Thematic Balanced Portfolio, All Market Total Return Portfolio and Wealth Appreciation Strategy, in the amount of $3,875, $2,078, $8,604, $87,685, and $1,696, respectively, for the fiscal year ended August 31, 2021. For the fiscal year ended August 31, 2021, the Tax-Managed All Market Income Portfolio, Tax-Managed Wealth Appreciation Strategy, Sustainable Thematic Balanced Portfolio, All Market Total Return Portfolio and

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Wealth Appreciation Strategy waived $0, $2,715,713, $169,930, $0 and $4,698,368, respectively, for investment in other AB Mutual Funds.

During the fiscal year ended August 31, 2020, the Adviser received $527,915 (net of $330,396, which was waived by the Adviser pursuant to the expense limitation agreement), in management fees from the Tax-Managed All Market Income Portfolio, $4,440,742 in management fees from the Tax-Managed Wealth Appreciation Strategy, $900,314 in management fees from the Sustainable Thematic Balanced Portfolio, $3,642,224 in management fees from the All Market Total Return Portfolio, and $7,914,407 in management fees from the Wealth Appreciation Strategy. In connection with the investment by the Funds in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Tax-Managed All Market Income Portfolio, Tax-Managed Wealth Appreciation Strategy, Sustainable Thematic Balanced Portfolio, All Market Total Return Portfolio and Wealth Appreciation Strategy, in the amount of $5,726, $3,650, $9,676, $72,141, and $2,621, respectively, for the fiscal year ended August 31, 2020. For the fiscal year ended August 31, 2020, the Tax-Managed All Market Income Portfolio, Tax-Managed Wealth Appreciation Strategy, Sustainable Thematic Balanced Portfolio, All Market Total Return Portfolio and Wealth Appreciation Strategy waived $0, $2,480,396, $227,878, $0 and $4,465,359, respectively, for investment in other AB Mutual Funds.

During the fiscal year ended August 31, 2019, the Adviser received $202,514 (net of $374,790, which was waived by the Adviser pursuant to the expense limitation agreement), in management fees from the Tax-Managed All Market Income Portfolio, $4,564,428 in management fees from the Tax-Managed Wealth Appreciation Strategy, $1,012,420 in management fees from the Sustainable Thematic Balanced Portfolio, $3,999,797 in management fees from the All Market Total Return Portfolio, and $8,332,080 in management fees from the Wealth Appreciation Strategy. In connection with the investment by the Funds in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Tax-Managed All Market Income Portfolio, Tax-Managed Wealth Appreciation Strategy, Sustainable Thematic Balanced Portfolio, All Market Total Return Portfolio and Wealth Appreciation Strategy, in the amount of $3,731, $2,291, $8,950, $50,008, and $2,484, respectively, for the fiscal year ended August 31, 2019. For the fiscal year ended August 31, 2019, the Tax-Managed All Market Income Portfolio, Tax-Managed Wealth Appreciation Strategy, Sustainable Thematic Balanced Portfolio, All Market Total Return Portfolio and Wealth Appreciation Strategy waived $0, $2,533,870, $310,279, $435,612 and $4,669,202, respectively, for investment in other AB Mutual Funds.

ALL FUNDS

The Adviser acts as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to AB Bond Fund, Inc., AB Cap Fund, Inc., AB Core Opportunities Fund, Inc., AB Corporate Shares, AB Discovery Growth Fund, Inc., AB Equity Income Fund, Inc., AB Fixed-Income Shares, Inc., AB Global Bond Fund, Inc., AB Global Real Estate Investment Fund, Inc., AB Global Risk Allocation Fund, Inc., AB High Income Fund, Inc., AB Institutional Funds, Inc., AB Large Cap Growth Fund, Inc., AB Municipal Income Fund, Inc., AB Municipal Income Fund II, AB Relative Value Fund, Inc., AB Sustainable Global Thematic Fund, Inc., AB Sustainable International Thematic Fund, Inc., AB

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Trust, AB Variable Products Series Fund, Inc., Bernstein Fund, Inc., Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc., all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AB Multi-Manager Alternative Fund, and AllianceBernstein National Municipal Income Fund, Inc. all registered closed-end investment companies. The registered investment companies for which the Adviser serves as investment adviser are referred to collectively below as the “AB Fund Complex”, while all of these investment companies, except Bernstein Fund, Inc., Sanford C. Bernstein Fund, Inc. and AB Multi-Manager Alternative Fund, are referred to collectively below as the “AB Funds”.

Board of Trustees Information

Certain information concerning the Trustees of the Trust is set forth below.

Name, Address*, Age and (Year Elected**)	Principal Occupation(s) During Past Five Years and Other Information	Portfolios in AB Fund Complex Overseen by Trustee	Other Public Company Trusteeships and Directorships Currently Held by Trustee

Independent Trustees

Marshall C. Turner, Jr.,# Chairman of the Board 80 (2005)	Private Investor since prior to 2016. Former Chairman and CEO of DuPont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of the AB Funds since February 2014.	74	None

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Name, Address*, Age and (Year Elected**)	Principal Occupation(s) During Past Five Years and Other Information	Portfolios in AB Fund Complex Overseen by Trustee	Other Public Company Trusteeships and Directorships Currently Held by Trustee

Jorge A. Bermudez,# 70 (2020)	Private Investor since prior to 2016. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008; Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as a director or trustee of the AB Funds since January 2020.	74	Moody’s Corporation since April 2011

Michael J. Downey,# 77 (2005)	Private Investor since prior to 2016. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2016 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005.	74	None

Nancy P. Jacklin,# 73 (2006)	Private Investor since prior to 2016. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International	74	None

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Name, Address*, Age and (Year Elected**)	Principal Occupation(s) During Past Five Years and Other Information	Portfolios in AB Fund Complex Overseen by Trustee	Other Public Company Trusteeships and Directorships Currently Held by Trustee

	Monetary Fund (which is responsible for ensuring the stability of the international monetary system) (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.

Jeanette W. Loeb,# 69 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as a director or trustee of the AB Funds since April 2020.	74	Apollo Investment Corp. (business development company) since August 2011

Carol C. McMullen,# 66 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and	74	None

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Name, Address*, Age and (Year Elected**)	Principal Occupation(s) During Past Five Years and Other Information	Portfolios in AB Fund Complex Overseen by Trustee	Other Public Company Trusteeships and Directorships Currently Held by Trustee

	casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.

Garry L. Moody,# 69 (2008)	Private Investor since prior to 2016. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board	74	None

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Name, Address*, Age and (Year Elected**)	Principal Occupation(s) During Past Five Years and Other Information	Portfolios in AB Fund Complex Overseen by Trustee	Other Public Company Trusteeships and Directorships Currently Held by Trustee

	of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee and as Chairman of the Audit Committees of the AB Funds since 2008.

Earl D. Weiner,#, ^ 82 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	72	None

Interested Trustee

Onur Erzan,+ 1345 Avenue of the Americas New York, NY 10105 45 (2021)	Senior Vice President of the Adviser++ and Head of the Global Client Group overseeing the Adviser’s institutional and retail businesses, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Prior to joining the firm in January 2021, he spent 20 years with McKinsey & Company (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking &	74	None

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Name, Address*, Age and (Year Elected**)	Principal Occupation(s) During Past Five Years and Other Information	Portfolios in AB Fund Complex Overseen by Trustee	Other Public Company Trusteeships and Directorships Currently Held by Trustee

Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.

___________________

*	The address for each of the Fund’s Trustees is c/o AllianceBernstein L.P. Attention: Legal and Compliance Department –Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.
**	There is no stated term of office for the Trustees.
#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.
^	Mr. Weiner is expected to retire as a Director effective December 31, 2021.
+	Mr. Erzan is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Trust because of his affiliation with the Adviser.
++	The Adviser is an affiliate of the Trust.

The management of the business and affairs of the Trust are managed under the direction of the Board. Trustees who are not “interested persons” of the Trust as defined in the 1940 Act, are referred to as “Independent Trustees”, and Trustees who are “interested persons” of the Trust are referred to as “Interested Trustees”. Certain information concerning the Trust’s governance structure and each Trustee is set forth below.

Experience, Skills, Attributes and Qualifications of the Trust’s Trustees. The Governance and Nominating Committee of the Board, which is composed of Independent Trustees, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Trustees for re-election by shareholders at any annual or special meeting of shareholders. In evaluating a candidate for nomination or election as a Trustee, the Governance and Nominating Committee considers the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Board believes contributes to good governance for the Trust. In assessing diversity of experience, the Governance and Nominating Committee takes account of a candidate’s educational and professional background, but also the diversity of experience a candidate derives from race, gender, ethnicity, religion, nationality, disability, sexual orientation, or cultural background. Additional information concerning the Governance and Nominating Committee’s consideration of nominees appears in the description of the Committee below.

The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders. The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee is qualified and should continue to serve as such.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was

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controlling. In addition, the Board has taken into account the actual service and commitment of each Trustee during his or her tenure (including the Trustee’s commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Trustee, which in each case led to the Board’s conclusion that the Trustee should serve (or continue to serve) as trustee of the Trust, is provided in the table above and in the next paragraph.

Among other attributes and qualifications common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Trustees), to interact effectively with the Adviser, other service providers, counsel and the Trustee’s independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. In addition to his or her service as a Trustee of the Trust and other AB Funds as noted in the table above: Mr. Bermudez has extensive experience in the financial services industry, including risk management, from his service in various senior executive positions, including as Chief Risk Officer, of a large global financial services company, as a director and Audit Chair of a Federal Reserve Bank and a director of a large public company, and as Chairman or director or trustee of numerous non-profit organizations; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AB funds and as Chairman of a non-AB closed-end fund; Mr. Erzan has experience as an executive of the Adviser with responsibility for, among other things, the AB Funds and at a management consulting firm; Ms. Jacklin has experience as a financial services regulator, as U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), as a financial services lawyer in private practice, and has served as Chair of the Governance and Nominating Committees of the AB Funds since August 2014; Ms. Loeb has extensive experience in the financial services industry and in business more generally, including as a former executive and partner of a large global financial services company and as chief executive officer of a private e-commerce company, a director and audit committee member of a large publicly traded business development company and former director of a fund of hedge funds, and a director or trustee of numerous non-profit organizations including the United Nations Development Corporation and New York City Center; Ms. McMullen has experience in talent management for a global technology consulting firm, serves on the advisory board of a privately held e-commerce company, has served as director of a variety of privately held firms and non-profit boards (including as director of one of the 10 largest healthcare systems in the US and Chair of a top US community hospital), and has extensive asset management industry experience including as Director of Global Investment Research for a major fund company and President of Wealth Management for a regional bank; Mr. Moody, a certified public accountant, has extensive experience in the asset management industry as a senior executive of a large fund complex and as Vice Chairman and U.S. and Global Investment Management Practice Managing Partner for a major accounting firm, and is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds, is a governor on the Board of the Investment Company Institute, the leading association representing regulated funds, including mutual funds, exchange-traded funds and closed-end funds, is a member of the Governing Council of the Independent Directors Council, a group created by the Investment

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Company Institute that aims to advance the education, communication and policy positions of investment company independent directors, and has served as a director or trustee and Chairman of the Audit Committees of the AB Funds since 2008; Mr. Turner has experience as a director (including Chairman and Chief Executive Officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships, and has served as Chairman of the AB Funds since January 2014 and Chairman of the Independent Directors Committees of the AB Funds since February 2014; and Mr. Weiner has experience as a securities lawyer whose practice included registered investment companies and as a director or trustee of various non-profit organizations and as Chairman or Vice Chairman of a number of them, and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014. The disclosure herein of a director’s experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

Board Structure and Oversight Function. The Board is responsible for oversight of the Trust. The Trust has engaged the Adviser to manage the Trust on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Trust’s other service providers in the operations of the Trust in accordance with the Trust’s investment objective and policies and otherwise in accordance with its Prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Trust’s charter and bylaws. The Board meets at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also regularly meet without the presence of any representatives of management. As described below, the Board has established three standing committees – the Audit, Governance and Nominating and Independent Directors Committees – and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Trustees. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

An Independent Trustee serves as Chairman of the Board. The Chairman’s duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Trustees and management. The Trustees have determined that the Board’s leadership by an Independent Trustee and its committees composed exclusively of Independent Trustees is appropriate because they believe it sets the proper tone to the relationships between the Trust, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships. In addition, the Trust is required to have an Independent Trustee as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

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Risk Oversight. The Trust is subject to a number of risks, including investment, compliance and operational risks, including cyber risks. Day-to-day risk management with respect to the Trust resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Trust; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

Risk oversight forms part of the Board’s general oversight of the Trust’s investment program and operations and is addressed as part of various regular Board and committee activities. The Trust’s investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Trustees regularly receive reports from, among others, management (including the Chief Risk Officer of the Adviser), the Fund’s Chief Compliance Officer, the Trust’s independent registered public accounting firm, the Adviser’s internal legal counsel, the Adviser’s Chief Compliance Officer and internal auditors for the Adviser, as appropriate, regarding risks faced by the Trust and the Adviser’s risk management programs. In addition, the Trustees receive regular updates on cyber security matters from the Adviser.

Not all risks that may affect the Trust can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Trust or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals. As a result of the foregoing and other factors the Trust’s ability to manage risk is subject to substantial limitations.

Board Committees. The Board has three standing committees – an Audit Committee, a Governance and Nominating Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating and Independent Directors Committees are identified above.

The function of the Audit Committee is to assist the Board in its oversight of each Fund’s accounting and financial reporting policies and practices. The Audit Committee met three times during the Funds’ most recently completed fiscal year.

The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board. The Governance and Nominating Committee met three times during the Funds’ most recently completed fiscal year.

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The Board has adopted a charter for its Governance and Nominating Committee. Pursuant to the charter, the Committee assists the Board in carrying out its responsibilities with respect to governance of the Funds and identifies, evaluates, selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Trustees and reviews at least annually the performance of each Trustee, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to the overall work of the Board and its committees, and whether there are health or other reasons that might affect the Trustee’s ability to perform his or her duties. The Committee may consider candidates as Trustees submitted by the Trust’s current Board members, officers, the Adviser, shareholders and other appropriate sources.

Pursuant to the charter, the Governance and Nominating Committee will consider for nomination as a trustee candidates submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of a Fund’s shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Trust not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders. If the Trust did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Trust begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of a Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Trustees pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the 1940 Act) and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; and (F) information as to the candidate’s knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the written and signed agreement of the candidate to complete a directors’ and officers’ questionnaire if elected; (iv) the shareholder’s consent to be named as such by the Trust; (v) the class or series and number of all shares of a Fund of the Trust owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such

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shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Trust’s record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. “Associated Person of the shareholder” means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at a meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate’s relevant knowledge, experience, and expertise, the candidate’s ability to carry out his or her duties in the best interests of the Trust, and the candidate’s ability to qualify as an Independent Trustee. When assessing a candidate for nomination, the Committee considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Trustees, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met seven times during the Funds’ most recently completed fiscal year.

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The dollar range of the Funds’ securities owned by each Trustee and the aggregate dollar range of securities of funds in the AB Fund Complex owned by each Trustee are set forth below.

Dollar Range of Equity Securities in the Funds
As of December 31, 2020
Name of Trustee	Wealth Appreciation Strategy	All Market Total Return Portfolio	Sustainable Thematic Balanced Portfolio
Jorge A. Bermudez	None	None	None
Michael J. Downey	None	None	None
Onur Erzan*	None	None	None
Nancy P. Jacklin	None	$10,001-$50,000	None
Jeanette W. Loeb	None	None	None
Carol C. McMullen	$50,001-$100,000	$10,001-$50,000	None
Garry L. Moody	None	None	None
Marshall C. Turner, Jr.	None	None	None
Earl D. Weiner	None	None	None

Name of Trustee	Tax-Managed Wealth Appreciation Strategy	Tax-Managed All Market Income Portfolio
Jorge A. Bermudez	None	None
Michael J. Downey	None	None
Onur Erzan*	None	None
Nancy P. Jacklin	None	None
Jeanette W. Loeb	None	None
Carol C. McMullen	None	None
Garry L. Moody	None	None
Marshall C. Turner, Jr.	None	None
Earl D. Weiner	None	None

Name of Trustee	Aggregate Dollar Range of Equity Securities in the AB Fund Complex as of December 31, 2020
Jorge A. Bermudez	None
Michael J. Downey	Over $100,000
Onur Erzan*	None
Nancy P. Jacklin	Over $100,000
Jeanette W. Loeb	None
Carol C. McMullen	Over $100,000
Garry L. Moody	Over $100,000
Marshall C. Turner, Jr.	Over $100,000
Earl D. Weiner	Over $100,000

____________________

*	Mr. Erzan was elected as President, Chief Executive Officer and a Trustee effective April 1, 2021.

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Officer Information

Certain information concerning the Funds’ officers is set forth below.

Name, Address,* and Age	Positions Held with Trust	Principal Occupation During Past Five Years

Onur Erzan, 45	President and Chief Executive Officer	See biography above.

Emilie D. Wrapp, 65	Clerk	Senior Vice President, Assistant General Counsel and Assistant Clerk of ABI**, with which she has been associated since prior to 2016.

Michael B. Reyes, 45	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2016.

Joseph J. Mantineo, 62	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2016.

Vincent S. Noto, 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2016.

Phyllis J. Clarke, 60	Controller	Vice President of ABIS**, with which she has been associated since prior to 2016.

Wealth Appreciation Strategy & Tax-Managed Wealth Appreciation Strategy

Ding Liu, 44	Vice President	Senior Vice President and Senior Quantitative Analyst of the Adviser**, with which he has been associated since prior to 2016.

Nelson Yu, 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. Chief Investment Officer – Investment Sciences and Insights since 2021 and Head - Blend Strategies since 2017.

All Market Total Return Portfolio

Alexander Barenboym, 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016.

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Name, Address,* and Age	Positions Held with Trust	Principal Occupation During Past Five Years

Daniel J. Loewy, 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also Chief Investment Officer and Head of Multi-Asset Solutions and Chief Investment Officer for Dynamic Asset Allocation.

Defne Ozaltun, 30	Vice President	Senior Portfolio Analyst for the Adviser’s Multi-Asset Solutions team and Vice President of the Adviser**, with which she has been associated since prior to 2016.

Sustainable Thematic Balanced Portfolio

Daniel C. Roarty, 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also Chief Investment Officer of Sustainable Thematic Equities.

Benjamin Ruegsegger, 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016.

Tiffanie Wong, 36	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2016. She is also Director of Investment Grade Credit.

Tax-Managed All Market Income Portfolio

Morgan C. Harting, 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016.

Daniel J. Loewy, 47	Vice President	See above.

Karen Watkin, 44	Vice President	Portfolio Manager for the Multi-Asset Solutions business in EMEA and Senior Vice President of the Adviser**, with which she has been associated since prior to 2016.

____________________

*       The address for each of the Funds’ Officers is 1345 Avenue of the Americas, New York, NY 10105.

**     The Adviser, ABI and ABIS are affiliates of the Trust.

The Trust does not pay any fees to, or reimburse expenses of, any Trustee who is considered an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Trust. The aggregate compensation paid to each of the Trustees by the Funds for the fiscal year ended August 31, 2021, the aggregate compensation paid to each of the Trustees during calendar year

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2020 by the AB Fund Complex and the total number of registered investment companies (and separate investment portfolios within the companies) in the AB Fund Complex with respect to which each Trustee serves as a director or trustee, are set forth below. Neither the Funds nor any other fund in the AB Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Trustees is a director or trustee of one or more other registered investment companies in the AB Fund Complex.

Name of Trustee	Aggregate Compensation From the Funds	Total Compensation From the AB Fund Complex, Including the Funds	Total Number of Registered Investment Companies in the AB Fund Complex, Including the Funds, as to Which the Trustee is a Director or Trustee	Total Number of Investment Portfolios within the AB Fund Complex, Including the Funds, as to Which the Trustee is a Director or Trustee

Jorge A. Bermudez	$18,622	$311,220	27	74
Michael J. Downey	$18,622	$311,220	27	74
Onur Erzan*	$0	$0	27	74
Nancy P. Jacklin	$19,938	$333,220	27	74
Robert M. Keith**	$0	$0	0	0
Jeanette W. Loeb***	$18,622	$233,415	27	74
Carol C. McMullen	$18,622	$311,220	27	74
Garry L. Moody	$21,255	$355,220	27	74
Marshall C. Turner, Jr.	$29,437	$491,970	27	74
Earl D. Weiner	$18,799	$311,220	25	72

____________________

*	Mr. Erzan was elected as President, Chief Executive Officer and a Trustee effective April 1, 2021.
**	Mr. Keith retired as President, Chief Executive Officer and a Trustee of the Funds effective March 31, 2021 and retired from the Adviser effective June 30, 2021.
***	Ms. Loeb was elected as a Director effective April 1, 2020.

As of November 1, 2021, the Trustees and officers of the Trust as a group owned less than 1% of a Fund’s class of shares.

Additional Information About the Funds’ Portfolio Managers

WEALTH APPRECIATION STRATEGY AND TAX-MANAGED WEALTH APPRECIATION STRATEGY

The management of and investment decisions for the Funds’ portfolios are made by the Adviser’s Multi-Asset Solutions Team. The two investment professionals1 with the most significant responsibility for the day-to-day management of the Funds’ portfolios are Messrs. Ding Liu and Nelson Yu. For additional information about the portfolio management of the Funds, see “Management of the Funds – Portfolio Managers” in the Funds’ Prospectus.

____________________

[1]	Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

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The dollar ranges of the Funds’ equity securities owned directly or beneficially by the Funds’ portfolio managers as of August 31, 2021 are set forth below:

Dollar Range of Equity Securities in the Funds[2]
Portfolio Manager	Wealth Appreciation Strategy	Tax-Managed Wealth Appreciation Strategy
Mr. Ding Liu	None	None
Mr. Nelson Yu	None	None

As of August 31, 2021, employees of the Adviser had approximately $4,799,113 invested in shares of Wealth Appreciation Strategy through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

As of August 31, 2021, employees of the Adviser had approximately $42,110,256 in shares of all AB Mutual Funds (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

The following tables provide information regarding registered investment companies other than the Funds, other pooled investment vehicles and other accounts over which the Funds’ portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2021.

- Wealth Appreciation Strategy

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Ding Liu	None	None	None	None
Nelson Yu	13	$3,235,000,000	None	None

____________________

[2]	The ranges presented above include any vested shares awarded under the Adviser’s Partners Compensation Plan.
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OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance-based Fees
Ding Liu	None	None	None	None
Nelson Yu	32	$46,964,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts Managed with Performance-based Fees
Ding Liu	None	None	None	None
Nelson Yu	16	$16,145,000,000	None	None

- Tax-Managed Wealth Appreciation Strategy

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Ding Liu	None	None	None	None
Nelson Yu	13	$3,805,000,000	None	None

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OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance-based Fees
Ding Liu	None	None	None	None
Nelson Yu	32	$46,964,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts Managed with Performance-based Fees
Ding Liu	None	None	None	None
Nelson Yu	16	$16,145,000,000	None	None

ALL MARKET TOTAL RETURN PORTFOLIO

The management of and investment decisions for the Fund’s portfolios are made by the Adviser’s Multi-Asset Solutions Team. The three investment professionals3 with the most significant responsibility for the day-to-day management of the Fund’s portfolios are Messrs. Alexander Barenboym and Daniel J. Loewy and Ms. Defne Ozaltun. For additional information about the portfolio management of the Fund, see “Management of the Funds – Portfolio Managers” in the Fund’s Prospectus.

The dollar ranges of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of August 31, 2021 are set forth below:

Dollar Range of Equity Securities in the Funds[4]

Mr. Alexander Barenboym	None
Mr. Daniel J. Loewy	Over $1,000,000
Ms. Defne Ozaltun	None

____________________

[3]	Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.
[4]	The ranges presented above include any vested shares awarded under the Adviser’s Partners Compensation Plan.

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As of August 31, 2021, employees of the Adviser had approximately $1,156,884 invested in shares of All Market Total Return Portfolio through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

As of August 31, 2021, employees of the Adviser had approximately $42,110,256 in shares of all AB Mutual Funds (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2021.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Alexander Barenboym	49	$18,860,000,000	None	None
Daniel J. Loewy	52	$19,750,000,000	None	None
Defne Ozaltun	44	$18,736,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance-based Fees
Alexander Barenboym	33	$918,000,000	None	None
Daniel J. Loewy	275	$51,938,000,000	None	None
Defne Ozaltun	27	$877,000,000	None	None

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OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts Managed with Performance-based Fees
Alexander Barenboym	13	$319,000,000	1	$4,000,000
Daniel J. Loewy	110	$18,000,000,000	1	$4,000,000
Defne Ozaltun	13	$319,000,000	1	$4,000,000

SUSTAINABLE THEMATIC BALANCED PORTFOLIO

The management of and investment decisions for the Fund’s portfolios are made by the Adviser’s Sustainable Thematic Balanced Team. The three investment professionals5 with the most significant responsibility for the day-to-day management of the Fund’s portfolios are Messrs. Daniel C. Roarty and Benjamin Ruegsegger and Ms. Tiffanie Wong. For additional information about the portfolio management of the Fund, see “Management of the Funds – Portfolio Managers” in the Fund’s Prospectus.

The dollar ranges of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of August 31, 2021 are set forth below:

Dollar Range of Equity Securities in the Fund[6]

Mr. Daniel C. Roarty	None
Mr. Benjamin Ruegsegger	None
Ms. Tiffanie Wong	None

As of August 31, 2021, employees of the Adviser had approximately $106,744 invested in shares of Sustainable Thematic Balanced Portfolio through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

As of August 31, 2021, employees of the Adviser had approximately $42,110,256 in shares of all AB Mutual Funds (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s

____________________

[5]	Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.
[6]	The dollar range of equity securities in the Fund includes vested shares awarded under the Adviser’s Partners Compensation Plan (the “Plan”).

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portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2021.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Daniel C. Roarty	26	$7,423,000,000	None	None
Benjamin Ruegsegger	7	$3,883,000,000	None	None
Tiffanie Wong	2	$514,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance-based Fees
Daniel C. Roarty	80	$66,378,000,000	None	None
Benjamin Ruegsegger	33	$16,776,000,000	None	None
Tiffanie Wong	60	$43,550,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts Managed with Performance-based Fees
Daniel C. Roarty	752	$19,462,000,000	None	None
Benjamin Ruegsegger	737	$3,605,000,000	None	None
Tiffanie Wong	210	$50,947,000,000	None	None

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TAX-MANAGED ALL MARKET INCOME PORTFOLIO

The management of and investment decisions for the Fund’s portfolios are made by the Adviser’s Multi-Asset Solutions Team. The three investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolios are Messrs. Morgan C. Harting and Daniel J. Loewy and Ms. Karen Watkin. For additional information about the portfolio management of the Fund, see “Management of the Funds – Portfolio Managers” in the Fund’s Prospectus.

The dollar ranges of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of August 31, 2021 are set forth below:

Dollar Range of Equity Securities in the Fund[7]

Mr. Morgan C. Harting	None
Mr. Daniel J. Loewy	None
Ms. Karen Watkin	None

As of August 31, 2021, employees of the Adviser had approximately $42,110,256 in shares of all AB Mutual Funds (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2021.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Morgan C. Harting	4	$187,000,000	None	None
Daniel J. Loewy	51	$19,745,000,000	None	None
Karen Watkin	37	$42,156,000,000	None	None

____________________

[7]	The dollar range of equity securities in the Fund includes vested shares awarded under the Adviser’s Partners Compensation Plan (the “Plan”).

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OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance-based Fees
Morgan C. Harting	16	$870,000,000	None	None
Daniel J. Loewy	275	$51,938,000,000	None	None
Karen Watkin	33	$5,799,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts Managed with Performance-based Fees
Morgan C. Harting	None	None	None	None
Daniel J. Loewy	110	$18,000,000,000	1	$4,000,000
Karen Watkin	603	$33,409,000,000	1	$253,000,000

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AB Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client.

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Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain funds managed by the Adviser. The Adviser’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds other than funds advised by the Adviser) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for clients of the Adviser and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities and Order Aggregation. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

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Generally, all orders in the same security are aggregated in each trading system by the Adviser to facilitate best execution and to reduce overall trading costs. Executions for aggregated orders with the same executing broker are combined to determine one average price. The securities are then allocated to participating accounts using automated algorithms designed to achieve a fair, equitable and objective distribution of the securities over time. When the liquidity in a market is not sufficient to fill all client orders, the Adviser may give priority to certain orders over others. This prioritization is based on objective factors driving the order. Under such circumstances, the Adviser aggregates orders by these factors and subjects each aggregated order to the trade allocation algorithms discussed above. The factors used, in order of priority, are (1) correction of guideline breaches; (2) avoidance of guideline breaches; (3) investing significant new funding and completing tax strategy implementations; (4) investing in services that focus on specific financial instruments or market sectors; (5) avoidance of tracking error on the service/product level; and (6) portfolio rebalancing and optimization. Separate orders with the same priority may be traded using a rotational process that is fair and objective.

The Adviser may not require orders in the same security from different managers to be aggregated where one manager’s investment strategy requires rapid trade execution, provided the Adviser believes that disaggregation will not materially impact other client orders. Certain other clients of the Adviser have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a purchase or sale thereof by one or more Funds. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or the quantity of securities available at a particular price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions may be averaged as to price.

The Adviser’s procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. The Adviser is conscious of these potential conflicts. When the Adviser is providing fiduciary services, the goal of the Adviser’s policies and procedures is to act in good faith and to treat all client accounts in a fair and equitable manner over time, regardless of their strategy, fee arrangements or the influence of their owners or beneficiaries.

Portfolio Manager Compensation

The Adviser’s compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for the Adviser’s clients, including the Funds. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid

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in the form of restricted grants of the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Funds’ Prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Funds do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

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Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

The Adviser emphasizes four behavioral competencies—relentlessness, ingenuity, team orientation and accountability—that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

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EXPENSES OF THE FUNDS

Distribution Services Arrangements

The Trust has entered into a Distribution Services Agreement (the “Agreement”) with ABI, the principal underwriter for the Funds, to permit ABI to distribute the Funds’ shares and to permit the Funds to pay distribution services fees to defray expenses associated with distribution of the Funds’ Class A shares, Class C shares, and for the Funds other than the Tax-Managed Wealth Appreciation Strategy and Tax-Managed All Market Income Portfolio, Class R and Class K shares, in accordance with a plan of distribution that is included in the Agreement and that has been duly adopted and approved in accordance with Rule 12b-1 adopted by the SEC under the 1940 Act (the “Plan”).

In approving the Plan, the Trustees determined that there was a reasonable likelihood that the Plan would benefit each Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

The Adviser, from time to time from its own funds or such other resources as may be permitted by rules of the SEC, makes payments for the distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers for their distribution assistance.

The Plan continues in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is approved at least annually by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the Plan or in any agreement relating to the Plan (“Qualified Trustees”) in either case, by the vote of a majority of the entire Board at a meeting called for that purpose. Most recently, the Trustees approved the continuance of the Plan for an additional annual term at their meeting held on May 3-5, 2021.

All material amendments to the Plan will become effective only on approval as specified in the preceding paragraph and the Plan may not be amended in order to materially increase the costs that the Funds may bear pursuant to the Plan without the approval of a majority of the holders of the outstanding voting shares of a Fund or the class or classes of the Fund affected. The Plan may be terminated with respect to any Fund or class of shares thereof at any time on 60 days’ written notice by ABI or by vote of a majority of the outstanding voting securities of that Fund or that class (as appropriate) or by vote of a majority of the Qualified Trustees without payment of any penalty. The Plan will terminate automatically in the event of an assignment. The Plan is of a type known as a “compensation plan”, which means that it compensates the distributor for services rendered even if the amount paid exceeds the distributor’s expenses.

In the event that the Plan is terminated by either party or not continued with respect to the Class A, Class C, Class R or Class K shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by a Fund to ABI with respect to that class, and (ii) a Fund would not be obligated to pay ABI for any amounts expended under the Plan not previously recovered by ABI from distribution services fees in respect of shares of such class or through deferred sales charges.

Pursuant to the Plan, each class of each Fund pays ABI a Rule 12b-1 distribution services fee which may not exceed an annual rate of 0.50% of a Fund’s aggregate average daily net assets attributable to the Class A shares and Class R shares, 1.00% of a Fund’s aggregate average daily net assets attributable to the Class C shares and 0.25% of a Fund’s aggregate average daily net assets attributable to the Class K shares to compensate ABI for distribution expenses. The Trustees currently limit payments under the Class A Plan to 0.25% of a Fund’s aggregate average daily net assets attributable to the Class A shares. The Plan provides that a portion of the distribution services fee in an amount not to exceed 0.25% of the aggregate average daily net assets of a Fund attributable to each of the Class A, Class C, Class R and Class K shares constitutes a service fee that ABI will use for personal service and/or the maintenance of shareholder accounts.

During the fiscal year ended August 31, 2021, for the Tax-Managed All Market Income Portfolio, the Tax-Managed Wealth Appreciation Strategy, the Sustainable Thematic Balanced Portfolio, the All Market Total Return Portfolio and the Wealth Appreciation Strategy, with respect to Class A shares, the distribution services fees for expenditures payable to ABI were as follows:

Fund	Distribution Services Fees for Expenditures Payable to ABI	Percentage Per Annum of the Aggregate Average Daily Net Assets Attributable to Class A Shares*
Tax-Managed All Market Income Portfolio	$135,718	0.25%
Tax-Managed Wealth Appreciation Strategy	$108,248	0.25%
Sustainable Thematic Balanced Portfolio	$335,193	0.25%
All Market Total Return Portfolio	$1,379,452	0.25%
Wealth Appreciation Strategy	$969,585	0.25%

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*	The maximum fee allowed under the Rule 12b-1 Plan for the Class A shares of each Fund is 0.50% of the aggregate average daily net assets. The Board currently limits the Funds’ payments to 0.25%.
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During the fiscal year ended August 31, 2021, for the Tax-Managed All Market Income Portfolio, the Tax-Managed Wealth Appreciation Strategy, the Sustainable Thematic Balanced Portfolio, the All Market Total Return Portfolio and the Wealth Appreciation Strategy, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class A shares were as follows:

Category of Expense	Tax-Managed All Market Income Portfolio	Tax-Managed Wealth Appreciation Strategy	Sustainable Thematic Balanced Portfolio	All Market Total Return Portfolio	Wealth Appreciation Strategy
Advertising/ Marketing	$1,850	$1,474	$4,919	$19,123	$16,111
Printing and Mailing of Prospectuses and Semi-Annual and Annual Reports to Other Than Current Shareholders	$273	$225	$732	$2,868	$2,582
Compensation to Underwriters	$131,846	$108,593	$337,016	$1,374,017	$960,580
Compensation to Dealers	$29,368	$23,681	$74,471	$297,846	$224,030
Compensation to Sales Personnel	$7,886	$6,369	$20,287	$80,040	$61,206
Interest, Carrying or Other Financing Charges	$0	$0	$0	$0	$0
Other (Includes Personnel Costs of Those Home Office Employees Involved in the Distribution Effort and the Travel-related Expenses Incurred by the Marketing Personnel Conducting Seminars)	$3,288	$2,626	$8,575	$33,651	$27,852
Totals	$174,511	$142,968	$446,000	$1,807,545	$1,292,361

During the fiscal year ended August 31, 2021, for the Tax-Managed All Market Income Portfolio, the Tax-Managed Wealth Appreciation Strategy, the Sustainable Thematic Balanced Portfolio, the All Market Total Return Portfolio and the Wealth Appreciation Strategy, with respect to Class C shares, the distribution services fees for expenditures payable to ABI were as follows:

Fund	Distribution Services Fees for Expenditures Payable to ABI	Percentage Per Annum of the Aggregate Average Daily Net Assets Attributable to Class C Shares
Tax-Managed All Market Income Portfolio	$32,907	1.00%
Tax-Managed Wealth Appreciation Strategy	$19,027	1.00%
Sustainable Thematic Balanced Portfolio	$91,729	1.00%
All Market Total Return Portfolio	$177,557	1.00%
Wealth Appreciation Strategy	$135,241	1.00%

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During the fiscal year ended August 31, 2021, for the Tax-Managed All Market Income Portfolio, the Tax-Managed Wealth Appreciation Strategy, the Sustainable Thematic Balanced Portfolio, the All Market Total Return Portfolio and the Wealth Appreciation Strategy, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class C shares were as follows:

Category of Expense	Tax-Managed All Market Income Portfolio	Tax-Managed Wealth Appreciation Strategy	Sustainable Thematic Balanced Portfolio	All Market Total Return Portfolio	Wealth Appreciation Strategy
Advertising/Marketing	$112	$64	$352	$670	$760
Printing and Mailing of Prospectuses and Semi-Annual and Annual Reports to Other Than Current Shareholders	$16	$9	$50	$93	$123
Compensation to Underwriters	$29,934	$18,862	$91,585	$171,368	$125,844
Compensation to Dealers	$1,249	$1,034	$4,858	$9,226	$8,929
Compensation to Sales Personnel	$484	$278	$1,427	$2,740	$2,571
Interest, Carrying or Other Financing Charges	$0	$0	$0	$0	$0
Other (Includes Personnel Costs of Those Home Office Employees Involved in the Distribution Effort and the Travel-related Expenses Incurred by the Marketing Personnel Conducting Seminars)	$195	$113	$594	$1,141	$1,270
Totals	$31,990	$20,360	$98,866	$185,238	$139,497

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During the fiscal year ended August 31, 2021, for the Sustainable Thematic Balanced Portfolio, the All Market Total Return Portfolio and the Wealth Appreciation Strategy, with respect to Class R shares, the distribution services fees for expenditures payable to ABI were as follows:

Fund	Distribution Services Fees for Expenditures Payable to ABI	Percentage Per Annum of the Aggregate Average Daily Net Assets Attributable to Class R Shares
Sustainable Thematic Balanced Portfolio	$23,087	0.50%
All Market Total Return Portfolio	$16,935	0.50%
Wealth Appreciation Strategy	$10,436	0.50%

During the fiscal year ended August 31, 2021, for the Sustainable Thematic Balanced Portfolio, the All Market Total Return Portfolio and the Wealth Appreciation Strategy, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class R shares were as follows:

Category of Expense	Sustainable Thematic Balanced Portfolio	All Market Total Return Portfolio	Wealth Appreciation Strategy
Advertising/Marketing	$380	$279	$374
Printing and Mailing of Prospectuses and Semi-Annual and Annual Reports to Other Than Current Shareholders	$56	$41	$68
Compensation to Underwriters	$23,080	$16,928	$10,441
Compensation to Dealers	$3,693	$2,712	$2,972
Compensation to Sales Personnel	$2,167	$853	$955
Interest, Carrying or Other Financing Charges	$0	$0	$0
Other (Includes Personnel Costs of Those Home Office Employees Involved in the Distribution Effort and the Travel-related Expenses Incurred by the Marketing Personnel Conducting Seminars)	$555	$407	$585
Totals	$29,931	$21,220	$15,395

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During the fiscal year ended August 31, 2021, for the Sustainable Thematic Balanced Portfolio, the All Market Total Return Portfolio and the Wealth Appreciation Strategy, with respect to Class K shares, the distribution services fees for expenditures payable to ABI were as follows:

Fund	Distribution Services Fees for Expenditures Payable to ABI	Percentage Per Annum of the Aggregate Average Daily Net Assets Attributable to Class K Shares
Sustainable Thematic Balanced Portfolio	$5,555	0.25%
All Market Total Return Portfolio	$19,203	0.25%
Wealth Appreciation Strategy	$24,115	0.25%

During the fiscal year ended August 31, 2021, for the Sustainable Thematic Balanced Portfolio, the All Market Total Return Portfolio and the Wealth Appreciation Strategy, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class K shares were as follows:

Category of Expense	Sustainable Thematic Balanced Portfolio	All Market Total Return Portfolio	Wealth Appreciation Strategy
Advertising/Marketing	$0	$13	$15
Printing and Mailing of Prospectuses and Semi-Annual and Annual Reports to Other Than Current Shareholders	$0	$2	$3
Compensation to Underwriters	$5,553	$19,217	$24,131
Compensation to Dealers	$(105)	$56	$63
Compensation to Sales Personnel	$0	$36	$41
Interest, Carrying or Other Financing Charges	$0	$0	$0
Other (Includes Personnel Costs of Those Home Office Employees Involved in the Distribution Effort and the Travel-related Expenses Incurred by the Marketing Personnel Conducting Seminars)	$0	$20	$24
Totals	$5,448	$19,344	$24,277

The Funds have not adopted a Plan with respect to Class I or Advisor Class shares.

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Transfer Agency Agreement

ABIS, an indirect wholly-owned subsidiary of the Adviser located principally at 8000 IH 10 W, 13th Floor, San Antonio, Texas 78230, acts as the transfer agent for the Funds. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

ABIS receives a transfer agency fee per account holder of each of the Class A shares, Class C shares, Class R shares, Class K shares, Class I shares, Class Z shares and Advisor Class shares (as applicable) of the Trust plus reimbursement for out-of-pocket expenses. For the fiscal year ended August 31, 2021, the Tax-Managed All Market Income Portfolio, the Tax-Managed Wealth Appreciation Strategy, the Sustainable Thematic Balanced Portfolio, the All Market Total Return Portfolio and the Wealth Appreciation Strategy paid ABIS $35,023, $79,805, $52,758, $202,605 and $279,998, respectively, for transfer agency services.

Many Fund shares are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives (“financial intermediaries”) for the benefit of their customers. In those cases, the Funds often do not maintain an account for the beneficial owner of the Fund’s shares. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Financial intermediaries and recordkeepers, which may have affiliated financial intermediaries that sell shares of the AB Mutual Funds, may be paid by a Fund, the Adviser, ABI and ABIS (i) account fees in amounts up to $19 per account per annum, (ii) asset-based fees of up to 0.25% (except in respect of a limited number of intermediaries) per annum of the average daily assets held through the intermediary, or (iii) a combination of both. These amounts include fees for shareholder servicing, sub-transfer agency, sub-accounting and recordkeeping services. These amounts do not include fees for shareholder servicing that may be paid separately by a Fund pursuant to its Rule 12b-1 plan. Amounts paid by a Fund for these services are included in “Other Expenses” under “Fees and Expenses of the Fund” in the Summary Information section of the Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan “platforms” that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

Securities Lending Agreement

State Street Bank and Trust Company (“State Street”) serves as the securities lending agent to the Funds and is responsible for the implementation and administration of a securities lending program pursuant to a Securities Lending Authorization Agreement (“Securities Lending Agreement”). Pursuant to the Securities Lending Agreement, State Street provides the following services: effecting loans of Fund securities to any person on a list of approved borrowers;

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determining whether a loan shall be made and negotiating and establishing the terms and conditions of the loan with the borrower; ensuring payments relating to distributions on loaned securities are timely and properly credited to a Fund’s account; collateral management (including valuation and daily mark-to-market obligations); cash collateral reinvestment in accordance with the Securities Lending Agreement; and maintaining records and preparing reports regarding loans that are made and the income derived therefrom.

The Funds earned income and paid fees and compensation related to their securities lending activities during the most recent fiscal year as follows:

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	Wealth Appreciation Strategy	All Market Total Return Portfolio	Sustainable Thematic Balanced Portfolio	Tax-Managed Wealth Appreciation Strategy	Tax-Managed All Market Income Portfolio
Gross income from securities lending activities	$9,319	$141,576	$27,048	$0	$0
Fees paid to securities lending agent from revenue split	$931	$14,129	$2,696	$0	$0
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0	$0	$0	$0	$0
Administrative fees not included in the revenue split	$0	$0	$0	$0	$0
Indemnification fees not included in the revenue split	$0	$0	$0	$0	$0
Rebate (paid to borrowers)	$0	$25	$5	$0	$0
Other fees not included in revenue split	$0	$0	$0	$0	$0
Aggregate fees and/or compensation for securities lending activities	$931	$14,154	$2,701	$0	$0
Net income from securities lending activities	$8,388	$127,422	$24,347	$0	$0

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PURCHASE OF SHARES

The following information supplements that set forth in your Prospectus under the heading “Investing in the Funds”.

General

Shares of the Funds are offered on a continuous basis at a price equal to their NAV, plus an initial sales charge at the time of purchase (“Class A shares”), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC (“Class C shares”), to Group Retirement Plans, as defined below, eligible to purchase Class R shares, without any initial sales charge or CDSC (“Class R shares”), to Group Retirement Plans eligible to purchase Class K shares, without any initial sales charge or CDSC (“Class K shares”), to Group Retirement Plans and certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC (“Class I shares”), to investors eligible to purchase Class Z shares, without any initial sales charge or CDSC (“Class Z shares”) or to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC (“Advisor Class shares”), in each case as described below. “Group Retirement Plans” are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund. All classes of shares of each Fund, except Class I, Class Z and Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of the Funds that are offered subject to a sales charge are offered through (i) investment dealers that are members of the Financial Industry Regulatory Authority and have entered into selected dealer agreements with ABI (“selected dealers”), (ii) depository institutions and other financial intermediaries or their affiliates that have entered into selected agent agreements with ABI (“selected agents”), and (iii) ABI. Wealth Appreciation Strategy does not offer Class I shares and Tax-Managed Wealth Appreciation Strategy and Tax-Managed All Market Income Portfolio do not offer Class R, K or I shares.

Investors may purchase shares of the Funds through financial intermediaries or directly through ABI. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Funds are not responsible for, and have no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of financial intermediaries distributing the Funds’ shares may receive differing compensation for selling different classes of shares.

In order to open your account, a Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, physical address, social security/taxpayer identification number, and ownership/control information (for certain legal entities). Ownership/control information for legal entities may include the name, date of birth, physical address, and identification number (generally a social security or taxpayer identification number) of owners/controlling persons. It will not be possible to establish your account without this information. If a Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

Frequent Purchases and Sales of Fund Shares

The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and should avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder’s financial intermediary.

Risks Associated With Excessive or Short-Term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund’s shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Funds that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Fund ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of securities of foreign issuers established some time before the Fund calculates its own share price (referred to as “time zone arbitrage”). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading

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policies discussed below, will significantly reduce a shareholder’s ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in securities of foreign issuers. Any Fund that invests in securities that are, among other things, thinly traded or traded infrequently, or that have a limited public float has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). The Funds may be adversely affected by price arbitrage.

Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds will seek to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Funds seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Funds’ ability to monitor purchase, sale and exchange activity. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

•	Transaction Surveillance Procedures. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third-party authority to buy and sell Fund shares, the Funds may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.
•	Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Funds will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or “blocking” future purchase or exchange activity. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund’s current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have

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declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be “locked” into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

•	Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Funds have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant’s privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

Purchase of Shares

Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If a Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

The public offering price of shares of each Funds is its NAV, plus, in the case of Class A shares of the Fund a sales charge. On each Fund business day on which a purchase or redemption order is received by a Fund and trading in the types of securities in which the Fund invests might materially affect the value of the Fund’s shares, the NAV per share is computed as of the Fund Closing Time, which is the close of regular trading on each day the New York Stock Exchange (the “Exchange”) is open (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) by dividing the value of the total assets attributable to a class, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

The respective NAVs of the various classes of shares of a Fund are expected to be substantially the same. However, the NAVs of the Class C, Class R and Class K shares will generally be slightly lower than the NAV of the Class A, Advisor Class, Class I and Class Z shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

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The Funds will accept unconditional orders for their shares to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by ABIS prior to the Fund Closing Time are priced at the NAV computed as of the Fund Closing Time on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the Fund Closing Time. The financial intermediary is responsible for transmitting such orders by a prescribed time to a Fund or its transfer agent. If the financial intermediary receives the order after the Fund Closing Time, the price received by the investor will be based on the NAV determined as of the Fund Closing Time on the next business day. Each Fund has authorized one or more brokers to receive on its behalf purchase orders. Such brokers are authorized to designate other intermediaries to receive purchase orders on the Fund’s behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Each Fund may, at its sole option, accept securities as payment for shares of the Fund, including from certain affiliates of the Fund in accordance with the Fund’s procedures, if the Adviser believes that the securities are appropriate investments for the Fund. The securities are valued by the method described under “Net Asset Value” below as of the date the Fund receives the securities and corresponding documentation necessary to transfer the securities to the Fund. This is a taxable transaction to the shareholder.

Following the initial purchase of the Fund’s shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an “Autobuy” application, both of which may be obtained by calling the “For Literature” telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association (“NACHA”). Telephone purchase requests must be received before the Fund Closing Time on a Fund business day to receive that day’s public offering price. Telephone purchase requests received after the Fund Closing Time are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the Fund Closing Time on such following business day.

Full and fractional shares are credited to a shareholder’s account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Fund, the Funds will not issue share certificates representing shares of a Fund. Ownership of a Fund’s shares will be shown on the books of the Fund’s transfer agent.

Each class of shares of a Fund represents an interest in the same portfolio of investments of that Fund, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC when applicable) and Class C shares bear the expense of the CDSC, (ii) depending on the Fund, Class C shares and Class R shares typically each bear the expense of a higher distribution services fee than that borne by Class A shares and Class K shares, and Class I shares, Class Z shares and Advisor Class shares do not

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bear such a fee (iii) Class C shares are subject to a conversion feature and will convert to Class A shares under certain circumstances, and (iv) each of Class A, Class C, Class R and Class K shares has exclusive voting rights with respect to provisions of the Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if a Fund submits to a vote of the Class A shareholders, an amendment to the Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class C shareholders because the Class C shares convert to Class A shares under certain circumstances, and the Class A shareholders and the Class C shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

The Trustees of the Trust have determined that currently no conflict of interest exists between or among the classes of shares of any respective Fund On an ongoing basis, the Trustees of the Trust, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements

Classes A and C Shares. Class A and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for Group Retirement Plans. See “Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts” below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Funds, the accumulated distribution services fee and CDSC on Class C shares prior to conversion would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, ABI will reject any order for more than $1,000,000 for Class C shares.

Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all of their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all of their funds will be invested initially.

Other investors might determine, however, that it would be more advantageous to purchase Class C shares in order to have all of their funds invested initially, although remaining

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subject to higher continuing distribution charges and being subject to a CDSC for a one-year period. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee on Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

Compensation Paid to Principal Underwriter

During the fiscal years ended August 31, 2021, August 31, 2020 and August 31, 2019, the aggregate amounts of underwriting commissions payable with respect to shares of the Tax-Managed All Market Income Portfolio were $5,411, $26,953 and $6,606, respectively. Of those amounts, ABI retained $333, $728 and $382, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

During the fiscal years ended August 31, 2021, August 31, 2020 and August 31, 2019, the aggregate amounts of underwriting commissions payable with respect to shares of the Tax-Managed Wealth Appreciation Strategy were $7,944, $10,637 and $9,539, respectively. Of those amounts, ABI retained $487, $778 and $869, respectively, representing that portion of the sales charges paid on Class A shares which were not reallocated to selected dealers.

During the fiscal years ended August 31, 2021, August 31, 2020 and August 31, 2019, the aggregate amounts of underwriting commissions payable with respect to shares of the Sustainable Thematic Balanced Portfolio were $30,559, $26,200 and $31,989, respectively. Of those amounts, ABI retained $2,065, $1,716 and $2,098, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

During the fiscal years ended August 31, 2021, August 31, 2020 and August 31, 2019, the aggregate amounts of underwriting commissions payable with respect to shares of the All Market Total Return Portfolio were $109,627, $110,824 and $119,726, respectively. Of those amounts, ABI retained $7,248, $6,838 and $6,850, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

During the fiscal years ended August 31, 2021, August 31, 2020 and August 31, 2019, the aggregate amounts of underwriting commissions payable with respect to shares of the Wealth Appreciation Strategy were $83,696, $91,573 and $113,707, respectively. Of those amounts, ABI retained $4,885, $5,269 and $6,910, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

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The following table shows the CDSCs received by ABI from each share class during each Fund’s last three fiscal years.

Fiscal Year ended August 31	Amounts ABI Received in CDSCs from Class A Shares	Amounts ABI Received in CDSCs from Class C Shares

Tax-Managed All Market Income Portfolio
2021	$261	$531
2020	$106	$114
2019	$116	$296

Tax-Managed Wealth Appreciation Strategy
2021	$0	$12
2020	$0	$186
2019	$0	$43

Sustainable Thematic Balanced Portfolio
2021	$618	$445
2020	$1,110	$330
2019	$179	$257

All Market Total Return Portfolio
2021	$640	$917
2020	$3,053	$1,605
2019	$3,624	$1,465

Wealth Appreciation Strategy
2021	$412	$410
2020	$1,790	$1,136
2019	$1,838	$942

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Class A Shares

The public offering price of Class A shares is the NAV plus a sales charge, as set forth below:

Sales Charge
Amount of Purchase	As % of Net Amount Invested	As % of the Public Offering Price	Discount or Commission to Dealers or Agents of up to % of Offering Price
Up to $100,000	4.44%	4.25%	4.00%
$100,000 up to $250,000	3.36%	3.25%	3.00%
$250,000 up to $500,000	2.30%	2.25%	2.00%
$500,000 up to $1,000,000*	1.78%	1.75%	1.50%

____________________

*	There is no initial sales charge on transactions of $1,000,000 or more.

All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under “Contingent Deferred Sales Charge.” The Funds receive the entire NAV of their Class A shares sold to investors. ABI’s commission is the sales charge shown above less any applicable discount or commission “re-allowed” to selected dealers and agents. ABI will re-allow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to re-allow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI. A selected dealer who receives re-allowance in excess of 90% of such a sales charge may be deemed to be an “underwriter” under the Securities Act.

No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, or (ii) in exchange for Class A shares of other “AB Mutual Funds” (as that term is defined under “Combined Purchase Privilege” below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AB Government Money Market Portfolio that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC.

Commissions may be paid to selected dealers or agents who initiate or are responsible for Class A share purchases by a single shareholder of $1,000,000 or more that are not subject to an initial sales charge at up to the following rates: 1.00% on purchase amounts up to $3,000,000; plus 0.75% on purchase amounts over $3,000,000 up to $5,000,000; plus 0.50% on purchase amounts over $5,000,000. Commissions are paid based on cumulative purchases by a shareholder over the life of an account with no adjustments for redemptions, transfers or market declines.

In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

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Class A Shares – Sales at NAV. Each Fund may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

(i)       investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser’s Institutional Investment Management Division;

(ii)       officers and present or former Directors of the Funds or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse or domestic partner, sibling, direct ancestor or direct descendant (collectively, “relatives”) of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

(iii)       the Adviser, ABI, ABIS and their affiliates; certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates;

(iv)       persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary, under which such persons pay an asset-based fee for services in the nature of investment advisory or administrative services; or clients of broker-dealers or other financial intermediaries who purchase Class A shares for their own accounts through self-directed and/or non-discretionary brokerage accounts with the broker-dealers or financial intermediaries that may or may not charge a transaction fee to its clients;

(v)       plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by the Adviser’s Institutional Investment Management Division or Bernstein Global Wealth Management Division, including subsequent contributions to those IRAs;

(vi)       persons participating in a “Mutual Fund Only” brokerage program, sponsored and maintained by a registered broker-dealer or other financial intermediary;

(vii)       certain retirement plan accounts as described under “Alternative Purchase Arrangements-Group Retirement Plans and Tax-Deferred Accounts”;

(viii)       current Class A shareholders of AB Mutual Funds and investors who receive a “Fair Funds Distribution” (a “Distribution”) resulting from an SEC enforcement action against the Adviser and current Class A shareholders of AB Mutual Funds who receive a Distribution resulting from any SEC enforcement action related to trading in shares of AB Mutual Funds who, in each case, purchase shares of an AB Mutual Fund from ABI through deposit with ABI of the Distribution check; and

(ix)       certain firm-specific waivers as disclosed in Appendix B of the Prospectus.

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Class C Shares

Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge, so that a Fund will receive the full amount of the investor’s purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables a Fund to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

Eight years after the end of the calendar month in which the shareholder’s purchase order was accepted Class C shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class C shares that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares.

Conversion Feature for Class C Shares

For purposes of conversion to Class A shares, Class C shares purchased through the reinvestment of dividends and distributions paid in respect of such shares in a shareholder’s account will be considered to be held in a separate sub-account. Each time any Class C shares in the shareholder’s account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of such shares in the sub-account will also convert to Class A shares.

The conversion to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class C shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class C shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class C shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder’s purchase order was accepted.

Contingent Deferred Sales Charge

Class A share purchases of $1,000,000 or more and Class C shares that in either case are redeemed within one year of purchase will be subject to a CDSC of 1%, as will Class A share purchases by certain Group Retirement Plans (see “Alternative Purchase Arrangements – Group Retirement Plans and Tax-Deferred Accounts” below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial

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purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

In determining the CDSC applicable to a redemption of Class C shares of a Fund, it will be assumed that the redemption is first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AB Mutual Fund originally purchased by the shareholder. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class C shares.

Proceeds from the CDSC are paid to ABI and are used by ABI to defray the expenses of ABI related to providing distribution-related services to the Funds in connection with the sale of the shares of the Funds, such as the payment of compensation to selected dealers and agents for selling shares of the Funds. The combination of the CDSC and the distribution services fee enables the Funds to sell shares without a sales charge being deducted at the time of purchase.

The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 72, (iii) that had been purchased by present or former Trustees of the Trust, by a relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see “Sales Charge Reduction Programs for Class A Shares-Systematic Withdrawal Plan” below), (v) to the extent that the redemption is necessary to meet a plan participant’s or beneficiary’s request for a distribution or loan from a Group Retirement Plan or to accommodate a plan participant’s or beneficiary’s direction to reallocate his or her plan account among other investment alternatives available under a Group Retirement Plan, (vi) due to the complete termination of a trust upon the death of the trustor/grantor, beneficiary or trustee but only if the trust termination is specifically provided for in the trust document, or (vii) that had been purchased with proceeds from a Distribution resulting from any SEC enforcement action related to trading in shares of AB Mutual Funds through deposit with ABI of the Distribution check. The CDSC is also waived for (i) permitted exchanges of shares, (ii) holders of Class A shares who purchased $1,000,000 or more of Class A shares where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from ABI or (iii) Class C shares sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for a Fund, or in the case of a Group Retirement Plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares.

Class R Shares

Class R shares are offered to certain Group Retirement Plans. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education

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Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein-sponsored retirement products. Class R shares do not have an initial sales charge or CDSC, but incur a.50% distribution services fee and thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares, Class K shares and Class I shares.

Class K Shares

Class K shares are available at NAV to Group Retirement Plans. Class K shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class K shares do not have an initial sales charge or CDSC but incur a .25% distribution services fee and thus have (i) a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and (ii) a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

Class I Shares

Class I shares are available at NAV to Group Retirement Plans. Class I shares are also available to certain institutional investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates who invest at least $2 million in the Fund. Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein-sponsored retirement programs known as the “Informed Choice” programs. Class I shares are not subject to an initial sales charge, CDSC or distribution services fee, and thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

Advisor Class Shares

Advisor Class shares of a Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that purchase shares directly without the involvement of a financial intermediary, (iii) by officers and present or former Directors of the Funds or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investments in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates, or the relatives of any such person, or any trust, individual retirement account or retirement plan for the benefit of any such person; (iv) by the categories of investors described in clauses (i), (iii) and (iv) under “Class A Shares – Sales at NAV”; or (v) through brokerage platforms of firms that have agreements with ABI to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of a Fund in order to be approved by ABI for investment in Advisor Class shares. A commission or other transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares are not subject to an initial sales charge, CDSC or

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distribution services fees, and thus have a lower expense ratio and pay correspondingly higher dividends than Class A shares, Class C shares, Class R shares or Class K shares.

Class Z Shares

Sustainable Thematic Balanced Portfolio will begin offering Class Z shares on or about December 15, 2021. Class Z shares are available at NAV to certain Group Retirement Plans. Class Z shares generally are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class Z shares are not currently available to Group Retirement Plans in the AllianceBernstein-sponsored retirement programs known as the “Informed Choice” programs. Class Z shares are also available to certain institutional investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates who invest at least $2 million in the Fund. Class Z shares are also available to persons participating in certain fee-based programs sponsored and maintained by registered broker-dealers or other financial intermediaries with omnibus account arrangements with a Fund.

Class Z shares are not subject to an initial sales charge, CDSC or distribution services fee, and thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

Alternative Purchase Arrangements – Group Retirement Plans and Tax-Deferred Accounts

Each Fund offers special distribution arrangements for Group Retirement Plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Fund including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group Retirement Plans also may not offer all classes of shares of a Fund. In addition, the Class A and Class C CDSC may be waived for investments made through certain Group Retirement Plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectus and this SAI. A Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

Class A Shares. Class A shares are available at NAV to Group Retirement Plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein Simple IRA plans with at least $250,000 in plan assets or 100 or more employees. Effective June 30, 2005, for purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer’s employees are aggregated. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not eligible at the beginning of a month for purchases of Class A shares at NAV meets the asset level or number of employees required for such eligibility later in that month, all purchases by the plan will be subject to a sales charge until the monthly measurement of assets and employees. If the plan terminates the Fund as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption.

Class A shares are also available at NAV to Group Retirement Plans. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial

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intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to a Fund’s distribution service plan.

Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan’s last purchase of Class C shares.

Class R Shares. Class R shares are available to certain Group Retirement Plans. Class R shares are not subject to an initial sales charge or CDSC, but are subject to a .50% distribution services fee.

Class K Shares. Class K shares are available to certain Group Retirement Plans. Class K shares are not subject to an initial sales charge or CDSC, but are subject to a .25% distribution services fee.

Class I Shares. Class I shares are available to certain Group Retirement Plans. Class I shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein-sponsored retirement programs known as the “Informed Choice” programs. Class I shares are not subject to an initial sales charge, CDSC or a distribution services fee.

Class Z Shares. Sustainable Thematic Balanced Portfolio will begin offering Class Z shares on or about December 15, 2021. Class Z shares are available to certain Group Retirement Plans. Class Z shares generally are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class Z shares are not currently available to Group Retirement Plans in the AllianceBernstein-sponsored programs known as the “Informed Choice” programs. Class Z shares are not subject to an initial sales charge, CDSC or distribution services fee.

Choosing a Class of Shares For Group Retirement Plans. Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from a Fund’s share class eligibility criteria before determining whether to invest.

Currently, Funds offering Class R, Class K and Class I shares also make their Class A shares available at NAV to Group Retirement Plans. Unless waived under the circumstances described above, a 1%, 1-year CDSC applies to the sale of Class A shares by a plan. Because

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Class K shares have no CDSC and lower Rule 12b-1 distribution services fees and Class I and Class Z shares have no CDSC or Rule 12b-1 distribution services fees, plans should consider purchasing Class K shares, Class I shares or Class Z shares, if eligible, rather than Class A shares.

In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore are not eligible for the waiver of the 1%, 1-year CDSC applicable to Class A shares) should weigh the following:

•	the Rule 12b-1 distribution services fees (0.25%) and the 1%, 1-year CDSC with respect to Class A shares;
•	the higher Rule 12b-1 distribution services fees (0.50%) and the absence of a CDSC with respect to Class R shares; and
•	the lower Rule 12b-1 distribution services fees (0.25%) and the absence of a CDSC with respect to Class K shares.

Because Class A and Class K shares have lower Rule 12b-1 distribution fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

Sales Charge Reduction Programs for Class A Shares

The AB Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, a Fund must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If a Fund is not notified that a shareholder is eligible for these reductions, that Fund will be unable to ensure that the reduction is applied to the shareholder’s account.

Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Fund (and/or any other AB Mutual Fund) into a single “purchase.” By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under “Alternative Purchase Arrangements.” A “purchase” means a single purchase or concurrent purchases of shares of a Fund or any other AB Mutual Fund, by (i) an individual, his or her spouse or domestic partner, or the individual’s children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term “purchase” also includes purchases by any “company,” as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount. The term “purchase” does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are

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credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

Currently, the AB Mutual Funds include:

AB Bond Fund, Inc.

-AB All Market Real Return Portfolio

-AB Bond Inflation Strategy

-AB High Yield Portfolio

-AB Income Fund

-AB Limited Duration High Income Portfolio

-AB Municipal Bond Inflation Strategy

-AB Short Duration Income Portfolio

-AB Sustainable Thematic Credit Portfolio

-AB Tax-Aware Fixed Income Opportunities Portfolio

-AB Total Return Bond Portfolio

AB Cap Fund, Inc.

-AB All China Equity Portfolio

-AB All Market Income Portfolio

-AB Concentrated Growth Fund

-AB Concentrated International Growth Portfolio

-AB Emerging Markets Multi-Asset Portfolio

-AB Global Core Equity Portfolio

-AB International Strategic Core Portfolio

-AB Select US Equity Portfolio

-AB Select US Long/Short Portfolio

-AB Small Cap Growth Portfolio

-AB Small Cap Value Portfolio

-AB Sustainable US Thematic Portfolio

AB Core Opportunities Fund, Inc.

AB Discovery Growth Fund, Inc.

AB Equity Income Fund, Inc.

AB Fixed-Income Shares, Inc.

-AB Government Money Market Portfolio

AB Global Bond Fund, Inc.

AB Global Real Estate Investment Fund, Inc.

AB Global Risk Allocation Fund, Inc.

AB High Income Fund, Inc.

AB Large Cap Growth Fund, Inc.

AB Municipal Income Fund, Inc.

-AB California Portfolio

-AB High Income Municipal Portfolio

-AB National Portfolio

-AB New York Portfolio

AB Municipal Income Fund II

-AB Arizona Portfolio

-AB Massachusetts Portfolio

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-AB Minnesota Portfolio

-AB New Jersey Portfolio

-AB Ohio Portfolio

-AB Pennsylvania Portfolio

-AB Virginia Portfolio

AB Relative Value Fund, Inc.

AB Sustainable Global Thematic Fund, Inc.

AB Sustainable International Thematic Fund, Inc.

AB Trust

-AB Discovery Value Fund

-AB International Value Fund

-AB Value Fund

The AB Portfolios

-AB All Market Total Return Portfolio

-AB Growth Fund

-AB Sustainable Thematic Balanced Portfolio

-AB Tax-Managed All Market Income Portfolio

-AB Tax-Managed Wealth Appreciation Strategy

-AB Wealth Appreciation Strategy

Sanford C. Bernstein Fund, Inc.

-Intermediate California Municipal Portfolio

-Intermediate Diversified Municipal Portfolio

-Intermediate Duration Portfolio

-Intermediate New York Municipal Portfolio

-Short Duration Portfolio

Prospectuses for the AB Mutual Funds may be obtained without charge by contacting ABIS at the address or the “For Literature” telephone number shown on the front cover of this SAI or on the Internet at www.abfunds.com.

Cumulative Quantity Discount (Right of Accumulation). An investor’s purchase of additional Class A shares of a Fund may be combined with the value of the shareholder’s existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under “Alternative Purchase Arrangements.” In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

(i)	the investor’s current purchase;
(ii)	the higher of cost or NAV (at the close of business on the previous day) of (a) all shares of the relevant Fund held by the investor and (b) all shares held by the investor of any other AB Mutual Fund; and
(iii)	the higher of cost or NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single “purchase” (see above).

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The initial sales charge you pay on each purchase of Class A shares will take into account your accumulated holdings in all classes of shares of AB Mutual Funds. Your accumulated holdings will be calculated as (a) the value of your existing holdings as of the day prior to your additional investment or (b) the amount you invested including reinvested dividends but excluding appreciation and less any amount of withdrawals, whichever is higher.

For example, if an investor owned shares of an AB Mutual Fund that were purchased for $200,000 and were worth $190,000 at their then current NAV and, subsequently, purchased Class A shares of a Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

Letter of Intent. Class A investors may also obtain the quantity discounts described under “Alternative Purchase Arrangements” by means of a written Letter of Intent, which expresses the investor’s intention to invest at least $100,000 in Class A shares of any AB Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent.

Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AB Mutual Funds under a single Letter of Intent. The AB Mutual Funds will use the higher of cost or current NAV of the investor’s existing investments and of those accounts with which investments are combined via Combined Purchase Privileges toward the fulfillment of the Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of the Funds, the investor and the investor’s spouse or domestic partner each purchase shares of the Funds worth $20,000 (for a total of $40,000), but the current NAV of all applicable accounts is $45,000 at the time a $100,000 Letter of Intent is initiated, it will only be necessary to invest a total of $55,000 during the following 13 months in shares of the Funds or any other AB Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Fund can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of

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any AB Mutual Fund at NAV without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to a Fund at the address shown on the cover of this SAI.

Dividend Reinvestment Program. Under a Fund’s Dividend Reinvestment Program, unless you specify otherwise, your dividends and distributions will be automatically reinvested in the same class of shares of the Fund without an initial sales charge or CDSC. If you elect to receive your distributions in cash, you will only receive a check if the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in Fund shares. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or “ACH”. If you elect to receive distributions by check, your distributions and all subsequent distributions may nonetheless be reinvested in additional shares of the Fund under the following circumstances:

(a) the postal service is unable to deliver your checks to your address of record and the checks are returned to the Fund’s transfer agent as undeliverable; or

(b) your checks remain uncashed for nine months.

Additional shares of the Fund will be purchased at the then current NAV. You should contact the Fund’s transfer agent to change your distribution option. Your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

Dividend Direction Plan. A shareholder who already maintains accounts in more than one AB Mutual Fund may direct that income dividends and/or capital gains paid by one AB Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of any eligible class of one or more other AB Mutual Fund(s) in which the shareholder maintains an account. Further information can be obtained by contacting ABIS at the address or the “For Literature” telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application found in your Prospectus. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan

General. Any shareholder who owns or purchases shares of a Fund having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder

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will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 72 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Fund automatically reinvested in additional shares of the Fund.

Shares of a Fund owned by a participant in the Fund’s systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor’s principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or a Fund.

Withdrawal payments will not automatically end when a shareholder’s account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder’s account and may subject the shareholder to a Fund’s involuntary redemption provisions. See “Redemption and Repurchase of Shares – General.” Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

Payments under a systematic withdrawal plan may be made by check or electronically via the ACH network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Fund should complete the appropriate portion of the Mutual Fund Application, while current Fund shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the “For Literature” telephone number shown on the cover of this SAI.

CDSC Waiver for Class A Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A or Class C shares in a shareholder’s account may be redeemed free of any CDSC.

With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms

Financial intermediaries market and sell shares of the Funds. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any sales charge, CDSC

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and/or Rule 12b-1 fee that you or the Funds may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

In the case of Class A shares, all or a portion of the initial sales charge that you pay is paid by ABI to financial intermediaries selling Class A shares. ABI also pays these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

In the case of Class C shares, ABI pays, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

In the case of Class R and Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class R and Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.

In the case of Advisor Class shares, your financial intermediary may charge ongoing fees or transactional fees. ABI may pay a portion of “ticket” or other transactional charges.

Your financial advisor’s firm receives compensation from the Funds, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

•	upfront sales commissions;
•	Rule 12b-1 fees;
•	additional distribution support;
•	defrayal of costs for educational seminars and training; and
•	payments related to providing recordkeeping and/or transfer agency services.

Please read your Prospectus carefully for information on this compensation. Please also refer to Appendix B—Financial Intermediary Waivers in the Prospectus.

Other Payments for Distribution Services and Educational Support

In addition to the commissions paid to or charged by financial intermediaries at the time of sale and the fees described under “Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees,” in your Prospectus, some or all of which are paid to financial intermediaries (and, in turn, may be paid to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AB Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments for distribution analytical data regarding AB Mutual Fund sales by financial advisors of these firms and to reimburse directly or indirectly the

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costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB Mutual Funds for the firms’ employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

For 2021, ABI expects to pay approximately 0.04% of the average monthly assets of the AB Mutual Funds, or approximately $25 million, for distribution services and education support related to the AB Mutual Funds. In 2020, ABI paid approximately 0.04% of the average monthly assets of the AB Mutual Funds or approximately $22 million, for distribution services and educational support related to the AB Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm’s AB Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational or marketing purposes. In some cases, firms will include the AB Mutual Funds on a “preferred list”. ABI’s goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

Each Fund and ABI also makes payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB Mutual Fund shares. Please see “Expenses of the Funds– Transfer Agency Agreement” above. These expenses paid by the Funds are included in “Other Expenses” under “Fees and Expenses of the Funds – Annual Operating Expenses” in your Prospectus.

If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Funds, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of your purchase.

ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

Advisor Group

American Enterprise Investment Services

Cadaret, Grant & Co.

Citigroup Global Markets

Citizens Securities

Commonwealth Financial Network

Equitable Advisors

FIS Brokerage Services

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Great-West Life & Annuity Insurance Co.

Institutional Cash Distributors (ICD)

John Hancock Retirement Plan Services

JP Morgan Securities

Lincoln Financial Advisors Corp.

Lincoln Financial Securities Corp.

LPL Financial

Merrill Lynch

Morgan Stanley

Northwestern Mutual Investment Services

One America

PNC Investments

Principal Life

Raymond James

RBC Wealth Management

Robert W. Baird

Truist Investment Services

UBS Financial Services

US Bancorp Investments

Waddell & Reed, Inc.

Wells Fargo Advisors

ABI expects that additional firms may be added to this list from time to time.

Although the Funds may use brokers and dealers that sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AB Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

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REDEMPTION AND REPURCHASE OF SHARES

The following information supplements that set forth in your Prospectus under the heading “Investing in the Funds”. If you are an Advisor Class shareholder through an account established under a fee-based program or commission-based brokerage program, your program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A commission or other transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Similarly, if you are a shareholder through a Group Retirement Plan, your plan may impose requirements with respect to the purchase, sale or exchange of shares of a Fund that are different from those imposed below.

Each Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption

Subject only to the limitations described below, the Funds will redeem shares tendered to it, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A or Class C shares, there is no redemption charge. A Fund expects that it will typically take one to three business days following the receipt of a shareholder’s redemption request in proper form to pay out redemption proceeds. However, while not expected, payment of redemption proceeds may take up to seven days after the day it is received in proper form by the Fund by the Fund Closing Time. If a shareholder is in doubt about what documents are required by his or her investment program or employee benefit plan, the shareholder should contact his or her financial intermediary.

The right of redemption may not be suspended and the date of payment upon redemption may not be postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of a Fund.

A Fund may, but is not obligated to, temporarily delay the disbursement of redemption proceeds from an account held directly with the Fund by a Specified Adult (as defined below) if there is a reasonable belief that financial exploitation of the Specified Adult has occurred, is occurring, has been attempted, or will be attempted. The Fund will provide notice of this temporary delay, and it will be for an initial period of no more than 15 business days while the Fund conducts an internal review of the facts and circumstances of the suspected financial exploitation. If the internal review supports the Fund’s belief that actual or attempted financial exploitation has occurred or is occurring, the Fund may extend the hold for up to 10 additional business days. Both the initial and additional hold on the disbursement may be terminated or extended by a state regulator or an agency or court of competent jurisdiction. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is (A) a natural person age 65 and older; or (B) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests.

Payment of the redemption price normally will be made in cash but may be made, at the option of a Fund, in kind. No interest will accrue on uncashed redemption checks. The value of a shareholder’s shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of a Fund’s portfolio securities at the time of such redemption or repurchase. Redemption proceeds will reflect the deduction of the applicable CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in

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long-term or short-term capital gain (or loss), depending upon the shareholder’s holding period and basis in respect of the shares redeemed.

To redeem shares of a Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to that Fund containing a request for redemption. The Funds may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to confirm whether a Medallion Signature Guarantee is needed.

To redeem shares of the Funds represented by share certificates, an investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the relevant Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to that Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the relevant Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

Telephone Redemption by Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer (of shares for which no share certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Mutual Fund Application or, if an existing shareholder has not completed this portion, by an “Autosell” application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000, and must be made before the Fund Closing Time, on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder’s designated bank account at a bank selected by the shareholder that is a member of NACHA.

Telephone Redemption by Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no share certificates have been issued, by telephone at (800) 221-5672 before the Fund Closing Time, on a Fund business day in an amount not exceeding $100,000. Proceeds of such redemptions are remitted by check to the shareholder’s address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.

Telephone Redemptions–General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Funds reserve the right to suspend or terminate their telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or “street name” accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Funds, the Adviser, ABI nor ABIS will

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be responsible for the authenticity of telephone requests for redemptions that a Fund reasonably believes to be genuine. The Funds will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If a Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Redemptions Through Intermediaries. A Fund may redeem shares through ABI or financial intermediaries. The redemption price will be the NAV next determined after ABI receives the request (less the CDSC, if any), except that requests placed through financial intermediaries before the Fund Closing Time will be executed at the NAV determined as of the Fund Closing Time. Neither the Funds nor ABI charge a fee or commission in connection with the redemption of shares (except for the CDSC, if any, with respect to the Class A and Class C shares). Normally, if shares of a Fund are offered through a financial intermediary, the redemption is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service.

Account Closure

Each Fund reserves the right to close out an account that has remained below $1,000 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Fund recently purchased by check, redemption proceeds will not be made available until the relevant Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

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SHAREHOLDER SERVICES

The following information supplements that set forth in your Prospectus under the heading “Investing in the Funds”. The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated.

If you are an Advisor Class shareholder through an account established under a fee-based program or commission-based brokerage program or a shareholder in a Group Retirement Plan, your program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of the Fund that are different from those described herein. A commission or other transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such intermediary.

Automatic Investment Program

Investors may purchase shares of the Funds through an automatic investment program utilizing electronic funds transfer drawn on the investor’s own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor’s bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor’s initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor’s account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $50 monthly minimum.

Exchange Privilege

You may exchange your investment in a Fund or shares of the same class of other AB Mutual Funds if the other AB Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AB Mutual Fund, (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates and (iv) certain persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services may, on a tax-free basis, exchange Class A, Class C, Class R, Class K, Class I and Class Z shares of the Fund for Advisor Class shares of the Fund or Class C shares of the Fund for Class A shares of the Fund. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day’s NAV, ABIS must receive and confirm a telephone exchange request by the Fund Closing Time on that day.

Shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class C shares of a Fund, for the purpose of conversion to Class A shares of that Fund. After an exchange, your Class C shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class C shares of the AB Mutual Fund you originally purchased for cash (“original shares”). When redemption occurs, the CDSC applicable to the original shares is applied.

Please read carefully the prospectus of the AB Mutual Fund into which you are exchanging before submitting the request. Call ABIS at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A, Class C, Class R, Class K, Class I or Class Z shares of a Fund for Advisor Class shares or Class C shares for Class A shares of the same Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted, or terminated on 60 days’ written notice.

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All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AB Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund’s prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges of shares of AB Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

Each Fund shareholder and the shareholder’s financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange at (800) 221-5672 before the Fund Closing Time, on a Fund business day as defined above. Telephone requests for exchange received before the Fund Closing Time, on the Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

A shareholder may elect to initiate a monthly “Auto Exchange” whereby a specified dollar amount’s worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AB Mutual Fund.

None of the AB Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that a Fund reasonably believes to be genuine. The Funds will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If a Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

The exchange privilege is available only in states where shares of the AB Mutual Funds being acquired may legally be sold. Each AB Mutual Fund reserves the right, at any time on 60 days’ notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

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Statements and Reports

Each Fund transmits to shareholders its semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual reports, the reports of the Funds’ independent registered public accounting firm, Ernst & Young LLP, One Manhattan West, New York, New York 10001-8604. In addition, shareholders also receive a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

NET ASSET VALUE

The NAV of each Fund is calculated at the close of regular trading on any day the Exchange is open (ordinarily 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) following receipt of a purchase or redemption order by a Fund on each Fund business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Fund’s per share NAV is calculated by dividing the value of that Fund’s total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

Portfolio securities are valued at current market value or, if market quotations are not readily available or are unreliable, at fair value as determined in accordance with applicable rules under the 1940 Act and the Funds’ pricing policies and procedures (the “Pricing Policies”) established by and under the general supervision of the Board. The Board has delegated to the Adviser, subject to the Board’s continuing oversight, certain of its duties with respect to the Pricing Policies. The Adviser has established a Valuation Committee, which operates under policies and procedures approved by the Board, to value a Fund’s assets on behalf of the Fund.

Whenever possible, all securities are valued based on market information on the business day as of which the value is being determined, as follows:

(a)       an equity security listed on the Exchange or another national or foreign exchange (other than securities listed on the NASDAQ Stock Exchange (“NASDAQ”)) is valued at the last sale price reflected on the consolidated tape at the close of the exchange. If there has been no sale on the relevant business day, the security is valued at the closing price provided by the exchange. If there is no closing price, then the security is priced at the last-traded price available;

(b)       an equity security traded on NASDAQ is valued at the NASDAQ Official Closing Price. If there is no Official Closing Price provided by NASDAQ, the composite price (which represents trading on other exchanges) for the current day is utilized. If there is no composite price available, the NASDAQ Official Closing Price from the prior day is utilized;

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(c)       an OTC equity security is valued at the mid-level between the current bid and asked prices. If the mid-price is not available, the security will be valued at the bid price. An equity security traded on more than one exchange is valued in accordance with paragraph (a) above by reference to the principal exchange on which the security is traded (as determined by the Adviser);

(d)       a listed or OTC put or call option is valued at the mid-level between the current bid and asked prices (for options on futures contracts, see item (e)). If neither a current bid nor a current ask price is available, the Adviser will have discretion to determine the best valuation (e.g., last trade price) and then bring the issue to the Valuation Committee the following day;

(e)       an open futures contract and any option thereon are valued at the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the relevant business day, the security is valued at the last available closing settlement price;

(f)       a listed right is valued at the last-traded price provided by approved vendors. If there has been no sale on the relevant business day, the right is valued at the last-traded price from the previous day. On the following day, the security is valued in good faith at fair value. For an unlisted right, the calculation used in determining a value is the price of the reference security minus the subscription price multiplied by the terms of the right. There may be some instances when the subscription price is greater than the reference security price. In such instances, the right would be valued as worthless;

(g)       a listed warrant is valued at the last-traded price provided by approved vendors. If there has been no sale on the relevant business day, the warrant is valued at the last-traded price from the previous day. On the following day, the security is valued in good faith at fair value. All unlisted warrants are valued in good faith at fair value. Once a warrant has expired, it will no longer be valued;

(h)       preferred securities are valued based on prices from approved vendors that use last trade data for listed preferreds and evaluated bid side prices for non-listed preferreds, as well as for listed preferreds when there is no trade activity;

(i)       U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology pertains to short-term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. The factors the Valuation Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. The Adviser is responsible for monitoring any instances when a market price is not applied to a short-term security and will report any instances to the Valuation Committee for review;

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(j)       a fixed-income security is typically valued on the basis of bid prices provided by an approved pricing vendor when the Adviser reasonably believes that such prices reflect the fair market value of the security. In certain markets, the market convention may be to use the mid-price between bid and offer. Fixed-income securities may be valued on the basis of the mid-prices when such prices reflect the convention of the particular markets. The prices provided by an approved pricing vendor may take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. If the Adviser determines that an appropriate pricing vendor does not exist for a security in a market that typically values such security on the basis of a bid price, the security is valued on the basis of a quoted bid price or spread over the applicable yield curve (a bid spread) by a broker/dealer in such security. If the Adviser receives multiple broker quotes, the Adviser will utilize the broker quote that it believes is the most reliable (e.g., the market maker for that security). If multiple brokers are deemed equally reliable market makers, the Adviser will utilize the second highest broker quote. If an appropriate pricing vendor does not exist for a security in a market where convention is to use the mid-price, the security is valued on the basis of a quoted mid-price by a broker-dealer in such security;

(k)       bank loans are valued on the basis of bid prices provided by a pricing vendor;

(l)       bridge loans are valued at fair value, which equates to the outstanding loan amount unless it is determined by the Adviser that any particular bridge loan should be valued at something other than the outstanding loan amount. This may occur due to, for example, a significant change in the high yield market and/or a significant change in the perceived credit quality of any particular issuer or issuers of bridge loans;

(m)       whole loans: residential and commercial mortgage whole loans and whole loan pools are fair market priced by an approved independent pricing vendor or broker-dealer;

(n)       forward and spot currency pricing is provided by an independent pricing vendor. The rate provided by the approved vendor is a mid-price close for forward and spot rates. The Adviser has the ability to use either the “onshore deliverable rate” or the (non-deliverable forward) NDF rate depending on the contract.  In such instances, the rate used would reflect the actual depiction of the rate utilized in the trade;

(o)       OTC derivatives pricing: various independent pricing vendors are used to obtain derivatives values or obtain information used to derive a price for each investment. This information is placed into various pricing models that can be sourced by the Adviser or from approved vendors (depending on the type of derivative) to derive a price for each investment. These pricing models are monitored/reviewed on an ongoing basis by the Adviser;

(p)       mutual funds and other pooled vehicles: the Adviser receives pricing information for mutual funds and other pooled vehicles from various sources (including AB Global Fund Administration and the external custodian banks). Open-end mutual funds are valued at the closing NAV per share and closed-end funds and ETFs are valued at the closing market price per share;

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(q)       repurchase agreements and reverse repurchase agreements: repurchase agreements and reverse repurchase agreements will be valued based on their original cost plus accrued interest;

(r)       hedge funds: hedge funds will be priced at the most recent available closing NAV per share;

(s)       equity-linked notes: prices are sourced at the end of the pricing day from approved vendors. The vendor methodology is to source the relevant underlying non-U.S. dollar exchange closing prices and convert them to U.S. dollars; and

(t)       credit-linked notes: prices are sourced on the reference bond consistent with fixed-income security methodology as noted above, which are passed through as the price on the credit-linked note. Alternatively, broker marks are obtained.

If the Adviser becomes aware of any news/market events that would cause the Valuation Committee to believe the last traded or market-based price, as applicable, does not reflect fair value, the security is then valued in good faith at fair value by, or in accordance with, procedures approved by the Board.

When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Each Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund ordinarily values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Funds believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Funds may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

The Board may suspend the determination of a Fund’s NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, if the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

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For purposes of determining each Fund’s NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

The assets attributable to the Class A shares, Class C shares, Advisor Class shares, Class R shares, Class K shares, Class I and Class Z shares are invested together in a single portfolio for each Fund. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by each Fund in accordance with Rule 18f-3 under the 1940 Act.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends paid by the Funds, if any, with respect to Class A, Class C, Class R, Class K, Class I and Class Z shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services applicable to Class A and Class C shares, and any incremental transfer agency costs relating Class C shares, will be borne exclusively by the class to which they relate.

The following discussion addresses only the principal U.S. federal income tax considerations pertinent to the Funds and to shareholders of the Funds. This discussion does not purport to be complete or to address all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, banks and life insurance companies). The following discussion also provides only limited information about the U.S. federal income tax treatment of shareholders that are not U.S. shareholders. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive. In view of the individual nature of tax consequences, each shareholder is advised to consult the shareholder’s own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

United States Federal Income Taxation of Dividends and Distributions

Taxation of Each Fund. Each Fund is treated as a separate taxable entity for U.S. federal income tax purposes. Each Fund intends to qualify for tax treatment as a “regulated investment company” under Subchapter M of the Code, for each taxable year.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

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(a)       derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies or net income derived from interests in certain qualified publicly traded partnerships;

(b)       distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

(c)       diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships. In the case of the Fund’s investments in loan participations, if any, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If a Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to U.S. shareholders as ordinary income. (Some portions of such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of non-corporate U.S. shareholders and (ii) for the dividends received deduction in the case of corporate U.S. shareholders.) In addition, each Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

A Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of such year, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by a Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. For federal income and excise tax purposes, dividends declared and payable to

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shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as if paid by the Fund on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.

Fund Distributions. Distributions of net investment income made by any of the Funds are generally taxable to U.S. shareholders as ordinary income (see “Exempt-Interest Dividends” below for special rules applying to certain distributions made by the Tax-Managed All Market Income Portfolio). Distributions are taxable to U.S. shareholders even if they are paid from income or gains earned by the Fund before the shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether the shareholder receives them in cash or reinvests them in additional shares.

Income dividends generally are declared and paid annually, except with respect to Tax-Managed All Market Income Portfolio, which generally declares and pays monthly; capital gains distributions for the Funds generally occur annually in December.

Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a U.S. shareholder has owned his or her shares in the Fund. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to U.S. shareholders as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable to U.S. shareholders as ordinary income.

Some or all of the distributions from a Fund may be treated as “qualified dividend income,” taxable to U.S. individuals, trusts and estates at the same preferential tax rates as long-term capital gains. A distribution from a Fund will be treated as qualified dividend income to the extent that it is comprised of dividend income received by the Fund from taxable domestic corporations and certain qualified foreign corporations, and provided that the Fund meets certain holding period and other requirements with respect to the security paying the dividend. In addition, the shareholder must meet certain holding period requirements with respect to the shares of the Fund in order to take advantage of this preferential tax rate. To the extent distributions from a Fund are attributable to other sources, such as taxable interest or short-term capital gains, dividends paid by the Fund will not be eligible for the lower rates. A Fund will notify shareholders as to how much of the Fund’s distributions, if any, would qualify for the reduced tax rate, assuming that the shareholder also satisfies the holding period requirements.

Any dividend or distribution received by a U.S. shareholder on shares of one of the Funds (even if received shortly after the purchase of such shares by such shareholder) will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution.

Exempt-Interest Dividends. Distributions that the Tax-Managed All Market Income Portfolio properly designate as exempt-interest dividends are treated as interest excludable from U.S. shareholders’ gross income for federal income tax purposes, but may be taxable for federal alternative minimum tax purposes (for individual taxpayers) and for state and local income tax

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purposes. Because it intends to qualify to pay exempt-interest dividends, the Tax-Managed All Market Income Portfolio may be limited in its abilities to enter into taxable transactions (for example, involving forward commitments, repurchase agreements, financial futures and certain options contracts).

Part or all of the interest on indebtedness, if any, incurred or continued by a U.S. shareholder to purchase or carry shares of the Tax-Managed All Market Income Portfolio is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund’s total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

The Tax-Managed All Market Income Portfolio will inform its investors within 60 days of the Fund’s fiscal year-end of the percentage of their respective income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund’s income that was tax-exempt during the period covered by the distribution.

The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local authority. You are advised to consult with your tax adviser about state and local tax matters. In addition, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any U.S. shareholders who are “substantial users” of the facilities financed by such obligations or bonds or who are “related persons” of such substantial users.

Dividends Received Deduction. Corporate U.S. shareholders may be able to take a dividends-received deduction with respect to the portion of any Fund distribution representing certain dividends received by the Fund from domestic corporations during the taxable year. The ability to take a dividends-received deduction is subject to particular requirements and limitations in the Code.

Please consult your tax advisers to determine whether a dividends-received deduction can be taken in respect of distributions made to you by any of the Funds.

Return of Capital Distributions. If a Fund makes a distribution in excess of its current and accumulated “earning and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a U.S. shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a U.S. shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares.

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Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular U.S. shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed, even when a Fund’s NAV also reflects unrealized losses.

Redemptions, Sales, and Exchanges of Shares. Redemptions, sales, and exchanges of shares in any of the Funds (including exchanges of shares in one Fund for those in another Fund or regulated investment company) are generally taxable transactions for U.S. federal income tax purposes, generally giving rise to gain or loss recognition by U.S. shareholders at rates applicable to long-term or short-term capital gains depending on whether the shares were held for more than one year or for one year or less, respectively. However, if a U.S. shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for U.S. federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Cost Basis Reporting. As part of the Energy Improvement and Extension Act of 2008, mutual funds are required to report to the Internal Revenue Service the “cost basis” of shares acquired by a shareholder on or after January 1, 2012 (“covered shares”) and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The “cost basis” of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. The amount of gain or loss recognized by a shareholder on the sale or redemption of shares is generally the difference between the cost basis of such shares and their sale price. If you redeem covered shares during any year, then the Fund will report the cost basis of such covered shares to the IRS and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period of the redeemed shares.

Your cost basis in your covered shares is permitted to be calculated using any one of three alternative methods: Average Cost, First In-First Out (FIFO) and Specific Share Identification. You may elect which method you want to use by notifying the Fund. This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares. If you do not affirmatively elect a cost basis method then the Fund’s default cost basis calculation method, which is currently the Average Cost method - will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested.

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If you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

Options, Futures, Forward Contracts, and Swap Agreements. Each Fund may enter hedging transactions and other transactions in options, futures contracts, forward contracts, swap agreements, straddles, foreign currencies, and other instruments, all of which are subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

Certain of each Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If its book income is less than the sum of its taxable income and net tax-exempt income (if any), a Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Securities Issued or Purchased at a Discount. An investment made in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund making the investment to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Capital Loss Carryover. Distributions from capital gains are generally made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to a Fund are shown in the notes to the financial statements incorporated by reference into this SAI.

Foreign Currency-Denominated Securities and Related Hedging Transactions. Each Fund may enter transactions in foreign currencies, foreign currency-denominated debt securities, and certain foreign currency options, futures contracts, and forward contracts (and other similar instruments), which may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

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With respect to each of the Funds, investments in foreign securities may be subject to foreign withholding taxes, effectively decreasing the yield on those securities, and may increase or accelerate the Fund’s recognition of ordinary income and affect the timing or amount of the Fund’s distributions. None of the Funds expects that U.S. shareholders will be able to claim a credit or deduction with respect to foreign taxes paid by the Fund.

Investments in Wholly-Owned Subsidiary by All Market Total Return Portfolio. As described in the Prospectus, All Market Total Return Portfolio may gain exposure to the commodities markets through investments in commodity-linked derivative instruments. On December 16, 2005, the IRS issued Revenue Ruling 2006-1 which held that income derived from commodity-linked swaps would not be qualifying income. As such, All Market Total Return Portfolio’s ability to utilize commodity-linked swaps as part of its investment strategy is limited to a maximum of ten percent of its gross income.

A subsequent revenue ruling, Revenue Ruling 2006-31, clarified the holding of Revenue Ruling 2006-1 by providing that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code. The IRS has also issued several private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked swaps is qualifying income, in certain circumstances. Based on the reasoning in such rulings, All Market Total Return Portfolio intends to seek to gain exposure to the commodity markets primarily through investments in commodity-linked derivative instruments and through investments in its Subsidiary (as discussed below). The use of commodity-linked derivative instruments involves specific risks. The Prospectus, under the heading “Additional Information about the Funds’ Strategies, Risks and Investments – Derivatives”, provides further information regarding commodity-linked derivative instruments, including the risks associated with these instruments.

As discussed in “Description of the Funds – Investments in the Wholly-Owned Subsidiary”, All Market Total Return Portfolio intends to invest a portion of its assets in the Subsidiary, which will be classified as a corporation for U.S. federal income tax purposes. The IRS has issued numerous private letter rulings to other investment companies holding that income derived from an investment in a subsidiary that invests in commodity-linked derivatives constitutes qualifying income for the purposes of Subchapter M. These rulings can only be relied upon by the taxpayer to whom they were issued and therefore All Market Total Return Portfolio cannot rely on them. In August 2011, the IRS suspended the issuance of private letter rulings in this area while it considers certain issues raised by the private letter rulings. In September 2016, the IRS issued Proposed Treasury Regulations which would have treated income derived by All Market Total Return Portfolio from the Subsidiary as qualifying income only to the extent that such income is currently distributed. However, in 2019, the IRS issued final Treasury Regulations which treat income derived by All Market Total Return Portfolio from the Subsidiary as qualifying income regardless of whether such amounts are distributed.

The Subsidiary will be treated as a controlled foreign corporation. All Market Total Return Portfolio will be treated as a “U.S. shareholder” of the Subsidiary. As a result, All Market Total Return Portfolio will be required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s “subpart F income,” whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income will be “subpart

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F income.” All Market Total Return Portfolio’s recognition of the Subsidiary’s “subpart F income” will increase All Market Total Return Portfolio’s tax basis in the Subsidiary. Distributions by the Subsidiary to All Market Total Return Portfolio will be tax-free, to the extent of its previously undistributed “subpart F income”, and will correspondingly reduce All Market Total Return Portfolio’s tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by All Market Total Return Portfolio.

Foreign corporations, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless they are deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, foreign corporations, such as the Subsidiary, that do not conduct a U.S. trade or business are nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that the Subsidiary will derive income subject to such withholding tax.

Passive Foreign Investment Companies. Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

Shares Purchased Through Tax-Qualified Plans. A dividend or distribution with respect to shares of a Fund held by defined contribution and other tax-qualified plans will generally not be taxable to the plans. Distributions from such plans to their respective individual participants will generally be taxable to those participants under applicable tax rules without regard to the

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character of the income earned by the qualified plans. Because special tax rules apply to investments though defined contribution plans and other tax-qualified plans, U.S. shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Unrelated Business Taxable Income. Under current law, a tax-exempt U.S. shareholder will generally not realize unrelated business taxable income with respect to its shares in any of the Funds, provided that those shares do not constitute debt-financed property in the hands of such shareholder within the meaning of the Code and, provided further, that no Fund holds shares in a REIT owning residual interests in a real estate mortgage investment conduit. However, prospective and current tax-exempt shareholders, including charitable remainder trusts (which lose tax-exempt status for any taxable years in which they realize any amount of unrelated business taxable income), should consult their respective tax advisers to determine the suitability of acquiring shares of a Fund.

Foreign Shareholders. Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership (“foreign shareholder”), depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by the foreign shareholder.

If the income from a Fund is not effectively connected with the foreign shareholder’s U.S. trade or business, then, except as discussed below, distributions of the Fund attributable to ordinary income paid to a foreign shareholder by the Fund will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Distributions of a Fund attributable to U.S. source portfolio interest income, net long-term capital gain and short-term capital gain will not be subject to this withholding tax if so designated.

A foreign shareholder generally would be exempt from federal income tax on gain realized from the sale or redemption of shares of a Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

If the income from a Fund is effectively connected with a foreign shareholder’s U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of a Fund will be subject to federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to an investment in a Fund can differ from the federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in a Fund.

Backup Withholding. Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage (currently 24%) of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number (TIN), who has under-

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reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding.

Tax Shelter Regulations. Under Treasury regulations pertaining to tax shelters, shareholders subject to U.S. federal income tax may be required in certain cases to file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders who are individuals recognizing $2 million or more of losses with respect to their shares in a Fund in any taxable year (or $4 million or more in a combination of taxable years) generally are subject to this requirement, as are shareholders that are corporations recognizing $10 million or more of losses with respect to their shares in a Fund in any taxable year (or $20 million or more in a combination of taxable years). Although shareholders directly owning shares in a corporation are in many cases excepted from this disclosure requirement, under current guidance these exceptions do not apply to shares of regulated investment companies such as the Funds. Shareholders in a Fund may also be subject to this disclosure requirement if they are in any way obligated not to disclose the U.S. federal income tax treatment or tax structure of their acquisition, holding, or disposition of their shares. Please consult your tax adviser to determine the applicability of these regulations in particular cases, including whether any subsequent guidance might exempt you from this disclosure requirement.

PORTFOLIO TRANSACTIONS

Subject to the general oversight of the Trustees, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions of the Funds. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as “best execution”). In connection with seeking best price and execution, a Fund does not consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if it is determined in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage, research and statistical services provided by the executing broker.

Neither the Funds nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. A broker-dealer may provide the Adviser with research or related services with an expectation, but not necessarily an explicit agreement or contract, that the Adviser will use the broker-dealer to execute client transactions in the future. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the

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Funds, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Funds. While it is impracticable to place an actual dollar value on such investment information, the Adviser believes that its receipt probably does not reduce the overall expenses of the Adviser to any material extent.

The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser’s own internal research and investment strategy capabilities. Research services furnished by brokers through which a Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client’s accounts, but not all such services may be used by the Adviser in connection with the Fund.

The extent to which commissions that will be charged by broker-dealers selected by the Funds may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Funds place portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers as a result of the placement of portfolio transactions could be useful and of value to the Adviser in servicing its other clients as well as the Funds; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Funds.

The Funds may deal in some instances in securities that are not listed on a national securities exchange but are traded in the OTC market. They may also purchase listed securities through the third market, i.e., from a dealer that is not a member of the exchange on which a security is listed. Where transactions are executed in the OTC or third market, the Funds will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others. In all cases, a Fund will attempt to negotiate best execution.

Transactions for a Fund in fixed-income securities, including transactions in listed securities, are executed in the OTC market by market maker dealers with whom the Adviser maintains regular contact. These transactions will generally be principal transactions at net prices and the Funds will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Adviser believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in a portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

A Fund’s portfolio transactions in equity securities may occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. On many foreign stock exchanges these commissions are fixed. Securities traded in foreign OTC markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. OTC transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter’s discount. The Adviser expects to

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effect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries. U.S. Government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.

Investment decisions for a Fund are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed in accordance with a similar strategy by the Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

Allocations are made by the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the trading department of the Adviser.

The Adviser continuously monitors and evaluates the performance and execution capabilities of brokers that transact orders for the Funds to ensure consistent quality executions. This information is reported to the Adviser’s Research Allocation Committee and Best Execution Committee, which oversee broker-selection issues. In addition, the Adviser periodically reviews the Funds’ transaction costs in light of current market circumstances using internal tools and analysis as well as statistical analysis and other relevant information from external vendors.

The amount of aggregate brokerage commissions paid by the Funds during the three most recent fiscal years, the related commissions allocated to persons or firms because of research services provided to the Fund or the Adviser during the most recent fiscal year and the aggregate amount of transactions allocated to persons or firms because of research services provided to the Fund or the Adviser during the most recent fiscal year are as follows:

Fiscal Year Ended August 31	Fund	Amount of Aggregate Brokerage Commissions		Commissions Allocated to Persons or Firms Because of Research Services Provided to the Fund or the Adviser	Aggregate Amount of Brokerage Transactions Allocated to Persons or Firms Because of Research Services to the Fund or the Adviser

2021	Tax-Managed	$38,120		$31,090	$149,966,915
2020	Wealth Appreciation	55,885
2019	Strategy	52,192

2021	Tax-Managed	$54,096	(1)	$20,937	$62,170,936
2020	All Market Income	34,680
2019	Portfolio	19,422

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Fiscal Year Ended August 31	Fund	Amount of Aggregate Brokerage Commissions	Commissions Allocated to Persons or Firms Because of Research Services Provided to the Fund or the Adviser	Aggregate Amount of Brokerage Transactions Allocated to Persons or Firms Because of Research Services to the Fund or the Adviser

2021	Sustainable Thematic	$75,491	$21,228	$67,445,150
2020	Balanced Portfolio	70,491
2019		86,342

2021	Wealth Appreciation	$71,737	$56,850	$284,738,536
2020	Strategy	78,089
2019		104,786

2021	All Market Total	$467,688	$143,281	$443,642,302
2020	Return Portfolio	394,138
2019		468,368

____________________

(1)	Brokerage commissions increased materially from the fiscal year ended 2019 to the fiscal year ended 2021 due to an increase in the number of portfolio transactions.

The Funds may, from time to time, place orders for the purchase or sale of securities (including listed call options) with SCB & Co. and SCB Limited (a U.K. broker-dealer), affiliates of the Adviser (the “Affiliated Brokers”). In such instances, the placement of orders with the Affiliated Brokers would be consistent with the Funds’ objective of obtaining best execution and would not be dependent upon the fact that the Affiliated Brokers are affiliates of the Adviser. With respect to orders placed with the Affiliated Brokers for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Trust), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

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The aggregate amount of brokerage commissions paid to the Affiliated Brokers during each Fund’s three most recent fiscal years and, during the most recent fiscal year, the Affiliated Brokers’ percentage of aggregate brokerage commissions and the aggregate dollar amount of brokerage transactions, respectively, are as follows:

Fiscal Year Ended	Fund	Amount of Brokerage Commissions Paid to Affiliated Brokers	% of Fund’s Aggregate Brokerage Commissions Paid to Affiliated Brokers	% of Fund’s Aggregate Dollar Amount of Brokerage Transactions Involving Payment of Commissions Through Affiliated Brokers

2021	Tax-Managed	$492	1.29%	0%
2020	Wealth Appreciation	1,232
2019	Strategy	930

2021	Tax-Managed	$0	0%	0%
2020	All Market Income	0
2019	Portfolio	0

2021	Sustainable Thematic	$0	0%	0%
2020	Balanced Portfolio	0
2019		0

2021	Wealth Appreciation	$2,333	3.25%	0%
2020	Strategy	640
2019		1,967

2021	All Market Total Return	$0	0%	0%
2020	Portfolio	0
2019		0

As of the end of the most recent fiscal year, each Fund listed below owned securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents as follows:

Portfolio	Broker/Dealer	Aggregate Value of Securities Held

All Market Total Return Portfolio	Bank of America Corp. Barclays Bank PLC Citigroup, Inc. Credit Suisse Group AG Goldman Sachs Group, Inc. (The) JPMorgan Chase & Co. UBS Group AG	$352,922 $48,154 $607,164 $1,757,058 $2,529,052 $1,155,479 $459,480

Sustainable Thematic Balanced Portfolio	Bank of America Corp. Citigroup, Inc. Credit Suisse Group AG Goldman Sachs Group, Inc. (The) JPMorgan Chase & Co.	$251,776 $192,792 $509,164 $534,515 $360,430

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Portfolio	Broker/Dealer	Aggregate Value of Securities Held

Wealth Appreciation Strategy	Bank of America Corp. Citigroup, Inc. Goldman Sachs Group, Inc. (The)	$14,474,683 $8,330,918 $15,506,625
Tax-Managed Wealth Appreciation Strategy	Bank of America Corp. Citigroup, Inc. Goldman Sachs Group, Inc. (The) JPMorgan Chase & Co.	$10,665,956 $3,166,053 $8,617,135 $1,262,006
Tax-Managed All Market Income Portfolio	Citigroup, Inc.	$9,061
	Goldman Sachs Group, Inc. (The)	$342,387
	JPMorgan Chase & Co.	$178,984
	Morgan Stanley	$136,072

Disclosure of Portfolio Holdings

The Funds believe that the ideas of the Adviser’s investment staff should benefit the Funds and their shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, the Funds also believe that knowledge of the Funds’ portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions and evaluating portfolio management techniques.

The Adviser has adopted, on behalf of the Funds, policies and procedures relating to disclosure of the Funds’ portfolio securities. The policies and procedures relating to disclosure of the Funds’ portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Funds’ operations or useful to the Funds’ shareholders without compromising the integrity or performance of the Funds. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds and their shareholders) are met, the Funds do not provide or permit others to provide information about the Funds’ portfolio holdings on a selective basis.

The Funds include portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser may post portfolio holdings information on the Adviser’s website (www.abfunds.com). The Adviser generally posts on the website a complete schedule of the Funds’ portfolio securities, generally as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Fund, the market value of the Fund’s holdings and the percentage of the Fund’s assets represented by the Fund’s holdings. In addition to the schedule of portfolio holdings, the Adviser may post information about the number of securities a Fund holds, a summary of a Fund’s top ten holdings (including name and the percentage of the Fund’s assets invested in each holding) and a percentage breakdown of the

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Fund’s investments by country, sector and industry, as applicable, approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

The Adviser may distribute or authorize the distribution of information about the Funds’ portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser’s employees and affiliates that provide services to the Funds. In addition, the Adviser may distribute or authorize distribution of information about the Funds’ portfolio holdings that is not publicly available, on the website or otherwise, to the Funds’ service providers who require access to the information in order to fulfill their contractual duties relating to the Funds, to facilitate the review of the Funds by rating agencies, for the purpose of due diligence regarding a merger or acquisition, for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders, or to other persons approved by the Adviser’s Chief Compliance Officer (or his designee) in accordance with the conditions described below that are part of the policies and procedures relating to disclosure of the Funds’ portfolio securities. The Adviser does not expect to disclose information about the Funds’ portfolio holdings that is not publicly available to the Funds’ individual or institutional investors or to intermediaries that distribute the Funds’ shares. Information may be disclosed with any frequency and any lag, as appropriate.

Before any non-public disclosure of information about the Funds’ portfolio holdings is permitted, however, the Adviser’s Chief Compliance Officer (or his designee) must determine that a Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund’s shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

The Adviser has established procedures to ensure that each Fund’s portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser’s Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser’s product management group determines that the disclosure serves a legitimate business purpose of a Fund and is in the best interest of the Fund’s shareholders. The Adviser’s Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to a Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser’s Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser’s policy and any applicable confidentiality agreement. The Adviser’s Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund’s Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

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In accordance with these procedures, each of the following third parties has been approved to receive information concerning each Fund’s portfolio holdings: (i) the Funds’ independent registered public accounting firm, for use in providing audit opinions; (ii) Donnelley Financial Solutions, Inc., Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Funds’ custodian in connection with its custody of the Funds’ assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; (v) the Investment Company Institute, a trade association that represents registered investment companies such as mutual funds, closed-end funds and exchange-traded funds, in connection with confidential industry matters; and (vi) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Funds’ portfolio holdings information unless specifically authorized.

Tax Management

Bernstein Private Wealth Management (“Bernstein”), an affiliate of the Adviser, provides certain tax management services to its private clients that invest in the Funds through investment programs administered by Bernstein. As part of such services, Bernstein conducts year-end tax trading on behalf of these private clients to offset capital gains taxes where possible, which may result in buying and selling shares in one or more of the Funds, which could in turn result in a Fund experiencing temporary asset inflows or outflows at year end. Bernstein coordinates with the Adviser to try to ensure that the implementation of Bernstein’s tax management strategies does not compromise the interests of any Fund or its shareholders, and considers that the Adviser has a fiduciary duty to both the Fund for which it is investment adviser and the private clients . However, the implementation of Bernstein’s tax management strategies may require a Fund to increase asset allocations to cash or cash equivalents in order to meet expected redemption requests. If a significant amount of a Fund’s assets are allocated to cash or cash equivalents, it may be more difficult for the Fund to achieve its investment objective. Implementation of Bernstein’s tax management strategies may also require a Fund to incur transaction costs, which will reduce its return.

GENERAL INFORMATION

Description of the Trust

The Trust is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust (“Declaration of Trust”) dated March 26, 1987, as amended, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is a “series” company as described in Rule 18f-2 under the 1940 Act, having seven separate portfolios, including the Funds, each of which is represented by a separate series of shares. The name of the Trust was changed from “The Alliance Portfolios” to “The AllianceBernstein Portfolios” on March 31, 2003. The Name of the Trust was changed from the “AllianceBernstein Portfolios” to “AB Portfolios”, and the names of the Funds were changed from “AllianceBernstein Conservative Wealth Strategy”,

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“AllianceBernstein Balanced Wealth Strategy”, “AllianceBernstein Tax-Managed Balanced Wealth Strategy”, “AllianceBernstein Wealth Appreciation Strategy” and “AllianceBernstein Tax-Managed Wealth Appreciation Strategy” to “AB Conservative Wealth Strategy”, “AB Balanced Wealth Strategy”, “AB Tax-Managed Balanced Wealth Strategy”, “AB Wealth Appreciation Strategy” and “AB Tax-Managed Wealth Appreciation Strategy”, respectively, on January 20, 2015. “AB Balanced Wealth Strategy” changed its name to “AB All Market Total Return Portfolio” effective on April 24, 2017. “AB Tax-Managed Balanced Wealth Strategy” changed its name to “AB Tax-Managed All Market Income Portfolio” effective on April 17, 2017. “AB Conservative Wealth Strategy” changed its name to “AB Sustainable Thematic Balanced Portfolio” effective on December 1, 2021.

The Declaration of Trust permits the Trustees to authorize the issuance of an unlimited number of full and fractional shares of each series and of each class of shares thereof. The shares of each Fund and each class thereof do not have any preemptive rights. Upon termination of the Fund or any class thereof, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Fund or that class are entitled to share pro rata in the net assets of that Fund or that class then available for distribution to such shareholders.

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least a majority of the outstanding shares of each Fund affected. The Declaration of Trust further provides that the Trustees may also terminate the Trust and any series upon written notice to the shareholders.

It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Trustees.

The Trust has an unlimited number of authorized shares of beneficial interest. The Trustees are authorized to reclassify any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the laws of The Commonwealth of Massachusetts. If shares of another series were issued in connection with the creation of one or more additional portfolios, each share of any portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios would vote as a single series on matters, such as the election of Trustees, that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as the approval of the Investment Advisory Agreement and changes in investment policy, shares of each portfolio would vote as a separate series. Except as noted below, all shares of the Funds when duly issued will be fully paid and non-assessable.

Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Fund’s

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property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund of which he or she was a shareholder would be unable to meet its obligations.

Principal and Controlling Holders

AB ALL MARKET TOTAL RETURN PORTFOLIO

To the knowledge of the Fund, as of November 1, 2021, the following persons owned of record or beneficially 5% or more of the noted class of shares of the Fund:

Name and Address	No. of Shares of Class	% of Class

Class A

Edward D. Jones & Co., L.P. For the Benefit of Customers Attn: Terrance Spencer 12555 Manchester Road Saint Louis, MO 63131-3710	1,655,710	5.23%

JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	6,186,567	19.55%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	2,426,132	7.67%
MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	3,303,039	10.44%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	1,833,794	5.79%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	3,692,099	11.67%
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Name and Address	No. of Shares of Class	% of Class

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	1,587,918	5.02%

Class C

AllianceBernstein Trust Company C/F Erik D. Daniels SEP IRA Alton, IL 62002-6181	32,502	5.86%

JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	66,783	12.05%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	62,441	11.27%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	49,654	8.96%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	39,386	7.11%
Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	37,592	6.78%
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Name and Address	No. of Shares of Class	% of Class

Advisor Class

Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	286,780	6.29%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	230,855	5.06%

TD Ameritrade, Inc. FBO Our Customers PO Box 2226 Omaha, NE 68103-2226	229,461	5.03%
Class R

MG Trust Company Custodian FBO Creative Kitchens, Inc. 717 17th St., Ste. 1300 Denver, CO 80202-3304	11,746	6.01%

Mid Atlantic Trust Company FBO Lucash-Montgomery Builders, LLC 401(K) 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222-4228	37,072	18.98%

Reliance Trust Company Custodian FBO MassMutual Omnibus PPL P.O. Box 28004 Atlanta, GA 30358-0004	37,830	19.36%

State Street Bank and Trust Company as TTEE and/or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	79,343	40.61%

Class K

Great-West Trust Company, LLC TTEE FBO Associated Specialist in Nephrology and Hypertension LLC 401K PSP 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	60,616	14.67%
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Name and Address	No. of Shares of Class	% of Class

Great-West Trust Company, LLC TTEE C Bonne Bridges Mueller O’Keefe & Nichols 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	81,522	19.74%

Great-West Trust Company, LLC TTEE C Cristalino, Inc. 401K 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	88,240	21.36%

Great-West Trust Company, LLC TTEE C Universal Tone Management, LLC 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	70,882	17.16%

Class I

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1932	3,100	16.98%

PAI Trust Company, Inc. Edwin Evers, Inc. 401(K) P/S Plan 1300 Enterprise Drive De Pere, WI 54115-4934	15,157	83.02%

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund’s outstanding voting securities as of November 1, 2021.

AB WEALTH APPRECIATION STRATEGY

To the knowledge of the Fund, as of November 1, 2021, the following persons owned of record or beneficially 5% or more of the noted class of shares of the Fund:

Name and Address	No. of Shares of Class	% of Class

Class A

JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	2,498,213	13.20%

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Name and Address	No. of Shares of Class	% of Class

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	1,475,267	7.80%

MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	1,623,868	8.58%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	1,273,526	6.73%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	1,884,087	9.96%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	996,496	5.27%

Class C

JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	20,844	6.14%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	50,936	15.00%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	23,192	6.83%

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Name and Address	No. of Shares of Class	% of Class

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	38,258	11.27%

Class R

Ascensus Trust Company FBO Allen C. Han Solo-K P.O. Box 10758 Fargo, ND 58106-0758	12,345	11.45%

Matrix Trust Company as Agent for Advisor Trust, Inc. Hoquiam School District #28 403B 717 17th St., Ste. 1300 Denver, CO 80202-3304	7,401	6.86%

Reliance Trust Company Custodian FBO MassMutual Omnibus PPL P.O. Box 28004 Atlanta, GA 30358-0004	22,928	21.26%

State Street Bank and Trust Company as TTEE and/or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	9,497	8.81%

Class K

Great-West Trust Company, LLC TTEE C Agmotion Inc. 401K 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	129,256	26.27%

Great-West Trust Company, LLC TTEE C Holiday Diver 401K PSP c/o Fascore, LLC 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	40,707	8.27%

Great-West Trust Company, LLC TTEE C News 2 You, Inc. 401K 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	57,493	11.69%

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Name and Address	No. of Shares of Class	% of Class

Great-West Trust Company, LLC TTEE F The Marco Retirement Plan 401K c/o Fascore, LLC 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	82,757	16.82%

Peter/George/Edwin Kunhardt FBO Kunhardt Films LLC Incentive 48 Wheeler Ave. Pleasantville, NY 10570-3046	75,290	15.30%

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund’s outstanding voting securities as of November 1, 2021.

AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO

To the knowledge of the Fund, as of November 1, 2021, the following persons owned of record or beneficially 5% or more of the noted class of shares of the Fund:

Name and Address	No. of Shares of Class	% of Class

Class A

JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	2,996,809	30.22%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	840,213	8.47%

MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	947,943	9.56%

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Name and Address	No. of Shares of Class	% of Class

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	554,979	5.60%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	961,502	9.70%

Class C

American Enterprise Investment Services, Inc. 707 2nd Avenue South Minneapolis, MN 55402-2405	34,984	8.52%

JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	123,693	30.14%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	36,506	8.89%
Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	26,982	6.57%

Trust Agreement of Janell A. Kassa Janell A. Kassa TTEE Minnestrista, MN 55364-9431	24,338	5.93%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	22,741	5.54%

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Name and Address	No. of Shares of Class	% of Class

Advisor Class

Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	33,775	8.36%

Lenore Born & William E. Born Tenants in Common Berkeley Heights, NJ 07922-2447	24,094	5.97%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	28,559	7.07%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	73,571	18.22%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	67,574	16.73%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	42,053	10.41%

Class R

Matrix Trust Company as Agent for Advisor Trust, Inc. Location Age 401(K) PSP 717 17th St., Ste. 1300 Denver, CO 80202-3304	79,273	22.13%

State Street Bank and Trust Company as TTEE and/or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	189,371	52.86%

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Name and Address	No. of Shares of Class	% of Class

Class K

Great-West Trust Company, LLC TTEE FBO Ross Langan & McKendree, LLP Cash or Deferred Arrangement PSP 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	37,375	22.86%

Great-West Trust Company, LLC TTEE C Agmotion, Inc. 401(K) 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	16,310	9.98%

Great-West Trust Company, LLC TTEE C News 2 You, Inc. 401K 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	8,671	5.30%

Great-West Trust Company, LLC TTEE F Aaronson Dickerson Cohn & Lanzone A P.C. 401K c/o Fascore LLC 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	48,761	29.82%

Class I

AllianceBernstein L.P. Attn: Brett Mather – Seed Account One Nashville Place, 21st Floor 150 4th Avenue North Nashville, TN 37219-2415	811	27.41%

MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	2,147	72.56%

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund’s outstanding voting securities as of November 1, 2021.

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AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO

To the knowledge of the Fund, as of November 1, 2021, the following persons owned of record or beneficially 5% or more of the noted class of shares of the Fund:

Name and Address	No. of Shares of Class	% of Class

Class A

Edward D. Jones & Co., L.P. For the Benefit of Customers Attn: Terrance Spencer 12555 Manchester Road Saint Louis, MO 63131-3710	292,354	7.27%

JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	452,481	11.25%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	508,051	12.63%

MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	375,037	9.32%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	342,022	8.50%

Class C

Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	21,599	13.75%

JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	50,623	33.23%

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Name and Address	No. of Shares of Class	% of Class

Mary Ann Reitano TOD/DE Massapequa Park, NY 11762-1815	9,648	6.14%

MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	8,245	5.25%
UBS WM USA Attn: Department Manager Special Custody Account 1000 Harbor Blvd. Weehawken, NJ 07086-6761	12,110	7.71%
Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	12,108	7.71%

Advisor Class
Sanford Bernstein & Co., LLC 1 N Lexington Ave. White Plains, NY 10601-1721	1,186,792	30.16%

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund’s outstanding voting securities as of November 1, 2021.

AB TAX-MANAGED WEALTH APPRECIATION STRATEGY

To the knowledge of the Fund, as of November 1, 2021, the following persons owned of record or beneficially 5% or more of the noted class of shares of the Fund:

Name and Address	No. of Shares of Class	% of Class

Class A

Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	146,439	6.49%

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Name and Address	No. of Shares of Class	% of Class

Edward D. Jones & Co., L.P. For the Benefit of Customers Attn: Terrance Spencer 12555 Manchester Road Saint Louis, MO 63131-3710	137,795	6.11%

JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	120,674	5.35%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	324,227	14.37%

MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	183,798	8.14%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	118,879	5.27%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	190,135	8.42%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	212,046	9.40%

Class C

Arnold M. Fischer & Marguerite D. Fischer JTWROS Juneau, AK 99801-8939	7,642	22.95%

American Enterprise Investment Services, Inc. 707 2nd Avenue South Minneapolis, MN 55402-2405	2,345	7.04%

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Name and Address	No. of Shares of Class	% of Class

JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	3,464	10.40%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	2,978	8.94%
Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	2,678	8.04%
UBS WM USA Attn: Department Manager Special Custody Account 1000 Harbor Blvd. Weehawken, NJ 07086-6761	5,977	17.95%

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund’s outstanding voting securities as of November 1, 2021.

Custodian and Accounting Agent

State Street, State Street Corporation CCB/5, 1 Iron Street, Boston, MA 02210, acts as the custodian and as accounting agent for the Funds, but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Funds’ Trustees, State Street may enter into subcustodial agreements for the holding of the Funds’ securities outside of the United States.

Principal Underwriter

ABI, an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, NY 10105, is the principal underwriter of shares of the Trust. Under the Distribution Services Agreement between the Trust and ABI, the Trust has agreed to indemnify ABI, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

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Counsel

Legal matters in connection with the issuance of the shares of the Funds offered hereby are passed upon by Seward & Kissel LLP, 901 K Street NW, Suite 800, Washington, DC 20001.

Independent Registered Public Accounting Firm

Ernst & Young LLP, One Manhattan West, New York, NY 10001-8604, has been appointed as the independent registered public accounting firm for the Funds.

Code of Ethics and Proxy Voting Policies and Procedures

The Funds, the Adviser and ABI have each adopted Codes of Ethics pursuant to Rule 17j-1 of the Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds.

The Funds have adopted the Adviser’s proxy voting policies and procedures. A description of the Adviser’s proxy voting policies and procedures is attached as Appendix A.

Information regarding how each Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 for the Funds available (1) without charge, upon request, by calling (800) 227-4618; or through the Fund’s website at www.abfunds.com; or both; and (2) on the SEC’s website at www.sec.gov.

Additional Information

Any shareholder inquiries may be directed to the shareholder’s financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C., or on the Internet at www.abfunds.com.

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FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Funds for the fiscal year ended August 31, 2021 and the reports of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Funds’ annual reports. The annual reports were filed on Form N-CSR with the SEC on November 4, 2021. These reports are available without charge upon request by calling ABIS at (800) 227-4618 or on the Internet at www.abfunds.com.

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Appendix A

Proxy Voting and Governance Policy Statement

Introduction

AllianceBernstein L.P.’s (“AB,” “we,” “us,” “our” and similar terms) mission is to work in our clients’ best interests to deliver better investment outcomes through differentiated research insights and innovative portfolio solutions. As a fiduciary and investment adviser, we place the interests of our clients first and treat all our clients fairly and equitably, and we have an obligation to responsibly allocate, manage and oversee their investments to seek sustainable, long-term shareholder value. AB has authority to vote proxies relating to securities in certain client portfolios and, accordingly, AB’s fiduciary obligations extend to AB’s exercise of such proxy voting authority for each client AB has agreed to exercise that duty. AB’s general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any (collectively, “proxies”), in a manner that serves the best interests of each respective client as determined by AB in its discretion, after consideration of the relevant clients’ investment strategies, and in accordance with this Proxy Voting and Governance Policy (“Proxy Voting and Governance Policy” or “Policy”) and the operative agreements governing the relationship with each respective client. This Policy outlines our principles for proxy voting, includes a wide range of issues that often appear on voting ballots, and applies to all of AB’s internally managed assets, globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“members of the Responsible Investing team”), in order to ensure that this Policy and its procedures are implemented consistently.

To be effective stewards of our client’s investments and maximize shareholder value, we need to vote proxies on behalf of our clients responsibly. This Policy forms part of a suite of policies and frameworks beginning with AB’s Stewardship Statement that outline our approach to responsibility, responsible investing, stewardship, engagement, climate change, human rights, global slavery and human trafficking, and controversial investments. Proxy voting is an integral part of this process, enabling us to support strong corporate governance structures, shareholder rights, transparency and disclosure, and encourage corporate action on material environmental, social and governance and climate issues.

This Policy is overseen by the Proxy Voting and Governance Committee (“Proxy Voting and Governance Committee” or “Committee”), which provides oversight and includes senior representatives from Equities, Fixed Income, Responsibility, Legal and

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Operations. It is the responsibility of the Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in the Policy, and to review the Policy no less frequently than annually. In addition, the Committee meets at least three times a year and as necessary to address special situations.

Research Underpins Decision Making

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the members of the Responsible Investing team making different voting decisions on the same proposal. Nevertheless, the members of the Responsible Investing team vote proxies with the goal of maximizing the value of the securities in client portfolios.

In addition to our firm-wide proxy voting policies, we have a Proxy Voting and Governance Committee, which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Proxy Voting and Governance Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review this Statement and the Policy no less frequently than annually. In addition, the Proxy Voting and Governance Committee meets at least three times a year and as necessary to address special situations.

Research Services

We subscribe to the corporate governance and proxy research services of vendors such as Institutional Shareholder Services (“ISS”) and Glass Lewis at different levels. All our investment professionals can access these materials via the members of the Responsible Investing team and/or the Proxy Voting and Governance Committee.

Engagement

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the members of the Responsible Investing team may consult the Proxy Voting and Governance Committee, Chief Investment Officers, Directors of Research, and/or Research Analysts across our equities platforms, and Portfolio Managers in whose managed accounts a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and the members of the Responsible Investing team, who offer a more holistic view of governance practices and

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relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

Proxy Voting Guidelines

Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in the Proxy Voting and Governance Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

Our proxy voting guidelines pertaining to specific issues are set forth in the Policy and include guidelines relating to board and director proposals, compensation proposals, capital changes and anti-takeover proposals, auditor proposals, shareholder access and voting proposals, and environmental, social and disclosure proposals. The following are examples of specific issues within each of these broad categories:

Board and Director Proposals: Election of Directors

The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support more progressive requirements than those implemented in a local market if we believe more progressive requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled and may take into account affiliations, related-party transactions and prior service to the company. We consider the election of directors who are “bundled” on a single slate to be a poor governance practice and vote on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.

Capital Changes and Anti-Takeover Proposals: Authorize Share Repurchase

We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

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Auditor Proposals: Appointment of Auditors

We believe that the company is in the best position to choose its accounting firm, and we generally support management's recommendation.

We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the U.K. market, which utilizes a different standard, we adhere to a non-audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

Shareholder Access and Voting Proposals: Proxy Access for Annual Meetings

These proposals allow “qualified shareholders” to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the US Securities and Exchange Commission (“SEC”) in 2010, but vacated by the DC Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees.

We may vote against proposals that use requirements that are stricter than the SEC’s framework including implementation restrictions and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or include their own competing, more strict, proposals on the same ballot.

We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business

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relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

Environmental, Social and Disclosure Proposals: Lobbying and Political Spending

We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level. These proposals may increase transparency.

We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. Proposals not specifically addressed by these guidelines, whether submitted by management or shareholders, will be evaluated on a case-by-case basis, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.

Conflicts of Interest

As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

We recognize that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which we or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, we have established procedures for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients’ best interests and are not the product of a conflict. These procedures include compiling a list of companies and organizations whose proxies may pose potential conflicts of interest (e.g., if such company is our client) and reviewing our proposed votes for these companies and organizations in light of the Policy and proxy advisors’ recommendations. If our proposed vote is contrary to,

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or not contemplated in, the Policy, we refer to proposed vote to our Conflicts Officer for his determination.

In addition, our Proxy Voting and Governance Committee takes reasonable steps to verify that our primary proxy advisor, ISS, continues to be independent, including an annual review of ISS’s conflict management procedures. When reviewing these conflict management procedures, we consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

Voting Transparency

We publish our voting records on our Internet site (www.alliancebernstein.com) one business day after the company’s shareholder meeting date. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

Recordkeeping

All of the records referenced in our Policy will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the U.S. rule of six-plus years. If the local regulation requires that records are kept for more than six years, we will comply with the local regulation. We maintain the vast majority of these records electronically.

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